UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03877

Z Seven Fund, Inc.
(Exact name of registrant as specified in charter)

1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656
(Address of principal executive offices)      (Zip code)

Barry Ziskin, 1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656
(Name and address of agent for service)

Registrant's telephone number, including area code: 480-897-6214

Date of fiscal year end: 12/31

Date of reporting period: 12/31/2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ANNUAL REPORT DECEMBER 31, 2007

1.

ACCOUNTING PROCEDURES:

RELIABILITY & CONSERVATISM

2.

CONSISTENCY OF OPERATING

EARNINGS GROWTH

3.

STRENGTH OF INTERNAL

EARNINGS GROWTH

4.

BALANCE SHEET:

WORKING CAPITAL

5.

BALANCE SHEET:

CORPORATE LIQUIDITY

6.

RECOGNITION:

OWNER DIVERSIFICATION

7.

VALUE: P/E UNDER 10

Forward Looking Statements

When used in this annual report, and in future filings by Z-Seven Fund (“the Fund”) with the Securities and Exchange Commission, in the Fund’s press releases and in oral statements made with the approval of an authorized officer of the Fund the words or phrases, “will likely result,” “are expected to,” “will continue,” “is anticipated,” “estimate,” “project,” or similar expressions are intended to identify forward looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995. All assumptions, anticipations, expectations and forecasts contained herein are forward looking statements that involve risks and uncertainties. Management of the Fund cautions readers not to place undue reliance on any such forward looking statements, which speak only as of the date made, and should be read in conjunction with other publicly available Fund information.

Management of the Fund will not undertake, and specifically declines, any obligations to release publicly the result of any revisions which may be made to any forward looking statements to reflect the occurrence of anticipated or unanticipated events.

Z-Seven’s Statement of Purpose

Our investment discipline is what begins to separate the Z-Seven Fund from other investment companies (mutual funds).  The cover of our annual report is designed to highlight the principles behind a discipline that has weathered the ups and downs of economies, stock markets, industry trends, as well as countless predictable factors.  These principles are based upon common sense solutions diligently applied from lessons learned by the making of mistakes and the dedication by the founder of Z-Seven, Barry Ziskin, throughout the 24-year history of the Fund, to not repeat these errors.  In fact, Mr. Ziskin began utilizing this current discipline early in his Wall Street career, long before the idea of beginning a fund.  His criteria for selecting high quality, undervalued growth stocks have stood the test of time for 34 ½ years.

As you read further into the Annual Report, it will quickly become obvious, for those who do not already know to expect it, that not only do we talk about our strongest stocks, we also have a discussion of our poorer performing stocks as a regular feature; for it is through the lessons learned by mistakes that we continue to evolve as better investors.

Our “Criteria for Stock Selection” section once again promises to bring the theoretical to life through the most meaningful examples in our portfolio of investments, and is followed by an in-depth look at our “Selling Discipline.”

Recession is on the minds of most investors, so, in “This Year’s Best Question”, immediately following our shareholder letter, as always, we turn this year’s question to “What Measures Is the Fund Taking to Protect Our Portfolio, Especially if the Market Downturn Continues and Deepens?”, where we not only discuss the economic outlook but what we intend to do about it to protect our money so that we will be able to fully capitalize on opportunities which may result.

The application of discipline, intended to reduce risk, while searching for rare and profitable investment opportunities, is our stated purpose.  How we state this purpose through the information provided in the Annual Report reveals yet another purpose: to share with you not only our growth but also our thoughts, concerns, and lessons learned in the hopes of making us all better investors.

Table of Contents

Letter to Our Shareholders

The Year in Review

Helpful Tax Info on Substantial Potential Future Benefits from Past Retained

Capital Gains

Current and Future Tax Considerations

Commitments of Faith – How Barry Ziskin profits from Z-Seven Fund

Outlook

This Year’s Best Question –

“What  Measures Is the Fund Taking to Protect Our Portfolio,

Especially if the Market Downturn Continues and Deepens?”

Purchase Criteria and Sell Discipline

Accounting Procedures: Reliability and Conservatism

Consistency of Operating Earnings Growth

Strength of Internal Earnings Growth

Balance Sheet:  Working Capital

Balance Sheet:  Corporate Liquidity

Price/Earnings Multiple and Owner Diversification

Sell Discipline: Based Upon the Same Common Sense Criteria

As for Stock Selection

Strongest Seven

Weakest Seven

Our First 20 Years/Our Next 20 Years

Performance and Financial Information

Special Feature of the Fund

Investment Objectives and Policies

General Information

Financial Statements

Report of Independent Auditors

Letter to Our Shareholders

THE YEAR IN REVIEW

It was not easy to earn a consistent return this year. Most investors lost money during the last half and, despite our best defensive efforts, so did our fund. We are therefore not as pleased as we would like to be with the results for the full year. Under these circumstances, to have achieved gains for the first half was a blessing.

The year of 2007 began with merger mania and investors got carried away with the idea that public companies’ share prices were good value, when, in fact, they were financed and leveraged with what I call “funny money”.

By the end of the year, real estate speculation financed and leveraged by its own special brand of “funny money” has brought our economy to its knees. Those of us with only a modicum of common sense surely are not surprised, as there never has or will be a get-rich quick scheme that will work.

In the most recent year of 2007, it was easy for many funds to show positive results for the year because of a first half rally in stock prices. However, it was not such a rosy picture for them in the final half.

Longer-term results are rightfully of greater significance. Only a few other funds, however, have had positive investment results for each of the previous five years (2002-2006).

We are especially pleased that our investment portfolio fully resisted the stock market decline during the full year of 2002, although, after operating expenses, our N.A.V. dipped slightly that year.

By 2003 through 2006, making profitable investments was once again easier.

Z-Seven’s net asset value was $6.42 at the beginning of the 2007 year and decreased by 6% to $6.03 by year-end, after being reduced by .6 cents per share for an income distribution, as our British holdings, as is normal for the London market, started their own bear market ahead of Wall Street, as each more than wiped out its first 6 months increase in share prices with even larger declines in the final 6 months of 2007.

Our investment portfolio decreased only 3% for the year of 2007. During the latest year, the Russell 2000 declined 3%.

We have recognized the unusual risk we face better than most investors and have adopted a defensive position, which we believe will continue to help protect us from the risk we foresee.

This certainly has been the case thus far for us in the early going in 2008, as we were able to effectively guard against the risk of cascading stock markets, here, in London, and elsewhere. During the month of January, while other global, small-cap, growth, and value mutual funds were losing their shirts, our NAV weathered the storm, resisting the decline, by declining merely 2/3 of 1% from $6.03 to $5.99, during one of the worst January stock market declines in history.

When we further consider how much less risk our portfolio is subject to, both individual company-specific risk that our seven stock selection criteria helps to protect us from as well as macro-market risk that we have protected our portfolio from, we face the stormy future with confidence.

We regard the   year (2002) gain of just 1% as a good test of our ability to withstand the worst of conditions and believe we are well equipped to pass the test of having the wind in our face during the current time.

While most funds return less after taxes, Z-Seven’s tax advantages help our net after tax return to shareholders to match our pre-tax figures. For the year of 2007, a dividend distribution (net investment income) of .6 cents (approximately .1% of N.A.V.) is taxable to the shareholders.

Fourth Quarter Results

It’s much better to be too early to protect than it is to be too late – we were flat going into the   fourth quarter, and suffered the 6% reduction in NAV for the year entirely in this one quarter.

Nevertheless, we have started 2008 with a wonderful defensive performance, as our NAV declined merely 2/3 of 1% from $6.03 to $5.99, during the entire month of January and, while it’s barely 1 month so far, it has been achieved under the most severe and challenging conditions.

Total Investment Return

Growth for the Year Of 2007

As a shareholder, I know that the true definition of how well we did during the year is the performance of the market value (share price) plus the dividend we received.  Our total return was approximately a gain of 1% (market price increase of nearly 1% from $5.98 to $6.03) during the latest year plus approximately .1% (.6 cents per share) in a dividend received by our shareholders.

     Our share price during the latest five years has increased 85% from $3.26 to $6.03. Our latest three years of distributions add further to this return.

Helpful Tax Info on Substantial Potential Future Benefits from Past Retained Capital Gains

Shareholders are allowed to increase the tax-cost basis of their shares by the net amount between retained gains and taxes paid.

Shareholders who purchased shares in 1984 or 1985 are permitted to add $4.06 per share in tax cost write-up.

You see, we have already paid taxes on your behalf some years earlier, when we sold investments at profits. This internalization of realized profits is very unusual in the fund industry. Because you may have already paid income taxes indirectly, this produces potential future tax benefits, in the form of adjustment to your cost of your investment in Z-Seven Fund.

For the initial shareholders when we went public, a $9.06 tax-cost basis is allowed on Z-Seven shares purchased in the 1984 initial public offering, with the $5 split-adjusted cost further adjusted by the addition of $4.06 in permissible write-ups. Some shareholders who have been with us for many years may be able to utilize all or at least part of the full $4.06, thereby lowering, and possibly eliminating or even reversing, capital gains tax liability.

Please consult your tax adviser with respect to your individual investment in Z-Seven.

The following chart is a history of retained capital gains and the related taxes paid by the Fund on a per-share basis.  The amounts are adjusted to reflect the two-for-one stock split in December 1997 and the three-for-two stock split in April 1986.

	Retained	Z-Seven’s
	Capital	Tax	Tax Cost
Years	Gains	Payments	Write-up
1984-85	$ 0	$ 0	$ 0
1986	.83	.22	.61
1987	1.06	.34	.72
1988	1.55	.53	1.02
1989	.27	.09	.18
1990-92	0	0	0
1993	.64	.23	.41
1994	.07	.03	.04
1995-96	0	0	0
1997	1.30	.45	.85
1998	.35	.12	.23
1999-2007	0	0	0
Total Tax Cost Write-up $4.06

Current and Future

Tax Considerations

      For the year 2007, the .6-cent distribution is a tax event for taxpaying shareholders.  In addition, shareholders who sold shares during the year had what could have been a taxable event.

      We still have the potential to realize substantial long-term capital gains, over the next few years that, with our tax carry forwards, if used, will enable us to grow tax-free for some time to come.

      This most recent year, we eliminated our largest holding (at the start of 2007) Barratt Development PLC at nearly 7 times what we first paid and realized a long-term capital gain of over $1 million or $.73 per fund share outstanding at year-end and our Forrester Research for a much smaller profit ($.03 per fund share).

      We still have AN AMAZING $.61 PER Z-SEVEN FUND SHARE IN REMAINING TAX CARRYFORWARDS TO UTILIZE IN THE FUTURE!

COMMITMENTS OF FAITH - HOW BARRY ZISKIN

PROFITS FROM Z-SEVEN FUND

     In our November 30, 2003 press release about the board’s decision to pursue the open-ending of Z-Seven, I promised not to profit from any of my dealings, including my investment in Z-Seven Fund, which is where I normally make most of my financial gain over the following 12 months.

     Instead, I vowed to return any reward I may receive during the following year to you, the shareholders, and to charity.

     To my knowledge, this is a unique (to my knowledge) situation within the fund industry, and is due to my personal commitment, for seventeen years now, to recognize our creator as first and foremost in my life.

     It is a promise that was first made seven years earlier and is to be repeated every seventh year in the spirit of letting my own financial field lie fallow, while still taking care of your needs and giving to those who need more than any of us (such as poverty-stricken children throughout the world, some even in our own country).

     The accounting analysis of how many dollars were needed to be given back illuminates just how I profit from the Z-Seven Fund.

     Three of the quarterly fees (for the first three 2004 quarters), listed in the following table, were within my payback year of 2004).  One-third of 2003’s fourth quarter (the month of December) and two-thirds of 2004’s fourth quarter (October and November) are also part of the November 30, 2004 year, in which I accept no financial gain.

Period	Base Fees	Bonus/ Penalty	Net Gain
4Q’03	28,830	-	28,830
1Q’04	29,401	-	29,401
2Q’04	29,205	-	29,205
3Q’04	29,092	-	29,092
4Q’04	30,728	-	30,728
Total	147,256	-	147,256

As you can see from the table, the base fees paid to TOP Fund Management by Z-Seven Fund totaled $147, 256, and no bonuses or penalties were justified. One-third of the gain for the fourth-quarter 2004 ($10,243) is outside of my payback year and two-thirds of the gain for the fourth-quarter 2003 ($19,220) is outside of my personal payback year (December 1, 2003 to November 30, 2004).  Subtracting the $10,243 and the $19,220 from the $147,256 paid for the entire five quarters gave me a preliminary gain of $117,793 for the twelve-month period ended November 30, 2004 (before operating expenses).  After subtracting out management expenses of the adviser TOP Fund Management Inc. of $28,450, my gain becomes $89,343 net.

     However, most of my exposure to profit (or loss) comes not as Z-Seven’s portfolio manager, but, instead, as a shareholder, just like you.

     By buying shares in the initial public offering (22 years ago) and purchasing more shares in the open market afterward, I am now Z-Seven’s largest shareholder. This is strictly an investment on my part, just like yours, since I have agreed to only vote most of my shares in proportion to how you vote yours.  But it has been a profitable investment!

     Z-Seven’s net asset value grew nicely in my financially “fallow” year ended November 30, 2004 – nothing spectacular, just good steady growth.  Well, this good, steady growth in the net asset value of the shares I own and control (or have beneficial interest in), amounted to $173,725, nearly double my gain as portfolio manager of $89,343.

     So, based upon a total gain of $263,068 ($173,725 + $89,343 = $263,068), based upon the growth in net asset value of my Z-Seven investment and, to a lesser extent, by my net fees, as reduced for related expenses, I made a payment to you and plan to make to charities, now that open-ending has been accomplished, so that the charities will receive our N.A.V. per share which is higher than our market price that they would’ve received until recently. My payment to Z-Seven Fund (and my planned payments to charities) have been (and will be) made in the exact form of how most of my profit was earned, not in cash, but in the very shares which enable me to profit – my investment in Z-Seven Fund.

     So, when you wonder just how your money manager earns his money, in my case, it is by being a shareholder just like you!

     Z-Seven shareholders have already received my payment during the year of 2005.  The return of $131,534 (based upon net asset value of $5.27 per share at November 30, 2004) to the Fund of 24,959 shares had the effect of reducing the number of our outstanding shares, and thereby increasing the net asset value per share by $.07.

       OUTLOOK FOR 2008

     Beginning on a positive note, we have a portfolio of wonderful companies which are being winnowed down to those exceptional ones having the best ability to beat the recession, allowing us all to sleep well and not worry about this shaky economy and which still offer outstanding value, including our newest investment PetMed Express and our “double-down” wager on UCB made near year-end.

Including our favorable income tax considerations, I believe Z-Seven Fund has excellent prospects for the future, and this includes this coming year, even if it continues to be a challenging year for the markets.  Our commitment to attempting to reduce or eliminate risks associated with periods of significant stock market volatility and foreign currency weakness remains active and steadfast.

We have demonstrated outstanding resiliency during the difficult years of 2002 and 2007 and have the potential to serve our shareholder family well during possibly even more challenging times in 2008, as we have already begun to achieve in the month of January, with merely a 2/3 of 1% dip in our NAV from $6.03 to $5.99.

We offer exceptional value, compared with many funds that invest in quality companies, as we do, with a weighted average P/E of approximately 10 at year end (even lower when deducting our share of our portfolio of companies cash per share minus their debt per share); however, in the past, our P/E has usually indicated even better value, and at times, considerably better value than it is now.

It appears to me that this scarcity of quality undervalued stocks may portend a need to return to the secular bear market that was evident in 2000-2002, whether the return to such conditions may be induced by recession, as indicated by a protracted inverted yield curve between interest rates in the market for near maturity dates vs. further out dates, or whether other factors may become responsible for its relapse.

We will continue to strive to deliver consistent growth in difficult conditions that may be faced in 2008 and 2009. It may be that, as difficult conditions always improve valuations and create opportunities, we may be able to capitalize upon quality value opportunities that will benefit us handsomely in the years which follow.

     With the outlook for both the stock market and the economy the most challenging it has been in probably at least several years,   we feel quite optimistic for the longer term, because we have successfully navigated volatile periods before and these present abundant opportunities to make investments in excellent companies that we are able to purchase at bargain prices. Our discipline, experience, and ability to hedge market risk should permit us to take advantage of market weakness to establish positions for the next upward cycle.

It may be best to issue important warnings while keeping one’s balance and sense of humor. There are a number of things that would fit an overall picture in 2008 and others probably only tangentially connected, at best, that may make this year’s “Outlook” section not only thought provoking, but, mildly entertaining, retaining the thought that tough times may be unavoidable during certain periods and it may help to have, not only a strong discipline and focus, but, also a sense of humor while they persist,

In this spirit, I believe I can best illustrate the possibilities for the future in a sampling of events that could make 2008 a year that will go down in history. We will stay away from presidential-year politics and confine ourselves to economics, business, and finance, and the way they all may influence our lives.

     Please keep in mind that none of these possibilities are predictions, but, they do reflect the potential for difficult times that we may encounter.

1.

The year 2008 may become the 1st year in history to see the US Dollar worth less than 1 Swiss Franc. On a longer-term basis, wouldn’t it be something if it were the last year ever the Dollar was worth more than 1 Swiss Franc!

2.

The year 2008 may be the 1st year ever that closes with the price of oil over $100 per barrel. This could happen even during a recession, if the US Dollar continues to lose purchasing power. Likewise, on a longer-term basis, a sinking Dollar could make 2008 the last year oil was still under $100.

3.

Along the same line, 2008 has the potential to be the 1st year that the price of gold exceeds $1000 AND potentially the last time it trades for less than $1000 per ounce. No. I haven’t become a gold bug…at least, not yet!

4.

It may become the 1st year , as widely recognized, for a multi-year bear market in the US and throughout most of the world. If you can find this in the least bit humorous, you’re doing better than I thought!

5.

I guess it’s already obvious that 2008 has the potential for a new record in defaults and foreclosures in homeowners’ mortgages.

 I ran out of fingers on this one hand and thought I’d better stop right here before I really upset anyone.

While my personal involvement in our fund is demonstrated through my share ownership and through my willingness to be compensated on the basis of my performance, my greatest incentive and blessing comes through the investments in Z-Seven by my family, my friends, and your families. You provide invaluable inspiration to me.  I would like to thank all those who have demonstrated confidence in my growth/value discipline.

Most of all, I am thankful for the love, strength, and wisdom given to us by our heavenly creator and caring shepherd.

Our excellent directors, Lydia, Rochelle, Jeff, Tony and Bill with their caring support and hard work, have each brought significant improvements to our Fund and continue to do so.

Sincerely,

Barry Ziskin

February 6, 2008

P.S.  This report is dedicated to my daughter Ariana, who turns 23 today.  This report is also dedicated to my son Jacob, who will soon turn 11, and to the memory of my late father, my most valuable mentor.

     Because of the unusually challenging macro outlook, this year, our Year’s Best Question, which includes a performance update through the first two months of 2008, deals with this subject next – a must read!

This Year’s Best Question

“What Measures is the Fund Taking to Protect Our Portfolio, Especially if the Market Downturn Continues and Deepens?”

     This is the question just received from a long-time shareholder of the fund and a very good one, at this particularly important time!

    I have been using our criteria for stock selection since 1973, in the early phase of a monster bear market that would last through the end of that year and all the way through until December 1974. By that time, it was so devastating that stocks were very cheap and lots were meeting our criteria, 44 of them (all domestic at that time) at the lows, including some of my best performing stocks, from that point, ever.

     Early in that bear, I considered that I was very lucky to have made sell recommendations in the newsletter I was writing in January 1973, as the Dow was surpassing 1000 for the first time in history (on a closing basis) and for the last time in nearly four years.  Nonetheless, I never count on luck.

     I’m a disciplined stock picker and I grew upset that my discipline only focused on values on a relative basis to what similar stocks in the same industry were trading for and, had I not been so lucky, I would have faced some steep drops in their stock prices. It would get much worse by the time that bear market was over.

    Still, even that first leg down upset me and I went back to the drawing board to do some historic research on what absolute value yard stick would have kept me out of trouble through bear markets of the past.

     As a happy consequence, I have been using these same seven criteria for stock selection ever since!

     They have served our fund well, over all sorts of stock markets, and through many economic cycles. One of the chief reasons has to do with our “Consistency of Operating Earnings Growth” criterion, which demands our selections be companies which have been able to demonstrate consistent growth in the past AND have the visibility to continue that growth at least through the current year.  In 2001, when some stock prices began to become cheap, we were able to avoid land mines that would have otherwise hurt our results that year and in 2002, by insisting that visibility be present for continued operating earnings growth!

     In accordance with our sell discipline, we had already sold our stocks which had become very overvalued in 2000 and we are currently winnowing out some of our holdings to focus our portfolio even more, in these precarious economic times, on only those which continue to have good earnings growth visibility, going forward.

     Still, in a major bear market, “they throw out the baby with the bath water”. In 2002, our investments actually made a small amount of money, before fund expenses pulled our NAV down to show a minor loss for the year, while other funds were losing lots of their shareholders’ money,  because, in addition to our risk-averse stock selection discipline, we used deep in-the-money puts, bought at discounts to their intrinsic value, on the futures of relevant stock market indices to hedge our portfolio from a drop in the market, as during those periods that our stocks were most vulnerable to steep short-term losses, our puts would move counter to the stock market and help us regain much of would have been lost when our stock prices go down.

     Again during the first month of the new year (January 2008), a combination of good stock selection and timely utilization of puts to hedge our risk to a down stock market, enabled us to avoid a loss in our investments during one of the worst January down stock markets ever. Our NAV loss of only 4 cents per share (less than 1%) was, for the most part, attributable to fund overhead costs.

     Even after the month of February saw another losing month for the stock market, we recovered our slight dip in January and then some. To start out 2008 with a gain after the first two months is truly gratifying!

     With valuations too high to find more than a few high quality growth companies at our value requirement, I know that market cycles move between extremes of overvaluation and undervaluation, by investor greed and fear. I therefore think we will ultimately have an abundance of value to invest in many of the developed world’s best growth companies at bargain prices. Only a long and/or steep drop in stock prices will get us there. I believe that very few funds are as disciplined as we are and have demonstrated a foresight to hedge their portfolio to stock market risk.

     So, not only do we feel blessed by the trust and faith you have been placing in us both to grow and to get us all through the hard times, but, we also feel that our shareholders are fortunate to have our discipline, experience, and focus during what may be a long and hard bear market.

     Our goal will be to not lose very much, if at all, in the hard times we may now be facing. While other funds and investors may be paralyzed by fear and forced to try to dig out of a hole, our experience and discipline will be looking to take full advantage of bargains in high-quality growth companies, when their stock prices offer those investment opportunities, probably, at some point, in abundance.

     As a result, even though I now beneficially own over 40% of our fund, I plan to invest more this year and over the long-term in Z-Seven Fund for myself and my kids!

Stock Purchase Criteria and Sell Discipline

Among the features, which set Z-Seven Fund apart, are our carefully developed and closely followed seven criteria for stock selection and our sell discipline.  The seven criteria were developed by Barry Ziskin in 1973, after years of painstaking research, to incorporate lessons learned before the 1973-74 bear market and one last lesson learned early in that bear market, so as to reduce risk in the stock selection process.

Mr. Ziskin has continued to develop the application of this discipline throughout the years, as life’s learning process continues, but the actual stock purchase criteria have stood the test of time in all types of markets and economic conditions, both during the 1966-73 testing period and in the nearly 35 years since then, in actual use, first in a newsletter he wrote during the ’73-80 period and from 1979 in managing investment portfolios, including Z-Seven Fund’s portfolio since the fund’s initial public offering in 1983.

To provide meaningful examples, we use our biggest investments to illustrate our criteria.  In this way, we provide new information on our largest positions and, at the same time, bring our criteria to life.

Accounting Procedures:

Reliability and Conservatism

“Companies must not defer operating expenses or prematurely realize revenues and must have an auditor’s report on financial statements that is unqualified in all material respects.”

Without the credibility of conservatively reported earnings and balance sheet information, the other criteria would be meaningless.  For this reason, we take the time and effort to make the stock selection process as valid as possible through in-depth analysis.

In light of the Enron and WorldCom accounting scandals, it seems investors are finally prepared to pay attention to the quality of reported earnings and public financial statements.

It is common sense that no company will actually pay any more income tax than tax laws require it to.  The average investor can determine the difference between conservatively reported profits for income-tax purposes vs. profits reported to shareholders (book income) by reviewing the income-tax footnote of an annual report (see “Example” box on following page).

Tax actually paid is called “current tax.” The extra tax, which would have been paid if the company paid taxes using the same accounting practices as used in reporting earnings to the public, is called “deferred tax.”   Adding the “deferred tax” to the “current tax” gives us the total income tax we see reported to shareholders.

Example:

Current tax	$30 million
Deferred tax	10 million
Total tax	$40 million

In our analysis, we adjust earnings downward to reflect the more conservatively reported figures and insist that, on average, figures are reasonably close (at worst), or under-reported (at best) versus income tax actually paid.

This company actually paid only $30 million of the $40 million of the tax it reported on its income statement.

We received such a positive response from our shareholders about our Enron analysis in our last few annual reports that we thought it worth repeating in our 2007 annual report.

Even if a company like Enron, which did not come close to meeting our other criteria, appeared to be solid on the surface, a quick examination of their reported earnings to the public vs. IRS would immediately make it obvious that they were, at the very least, aggressively reporting their earnings to an unsuspecting public.

 While this analysis does not uncover fraud, it makes it obvious which companies, even without resorting to fraud, are using “generally accepted accounting principles” which allow them legally to inflate their earnings when reporting them to us, the public. Despite many professional investors being duped in the Enron scandal, a simple analysis like the prior boxed example would have shown:

	2000	1999	1998
	(in millions)
Current tax	$ 227	$ 83	$ 88
Deferred tax	207	21	87
Total tax	434	104	175

These amounts from Enron’s 2000 annual report, under “Income Taxes,” makes it apparent that each year Enron used accounting principles which resulted in reporting higher earnings to the public than more conservative tax reporting.  In two out of the most recent three reported years, deferred tax approximated current (actually paid) tax.

This means that Enron reported about double the earnings to an investor as they did when paying tax.

A further analysis of this note is even more alarming, indicating only 23% of their deferred tax balance sheet assets were even possibly due to conservative accounting procedures (called “other”), while 77% of these assets came from operating tax loss and minimum alternative tax carry-forwards.  This indicates that, for years, the company has had a terribly difficult time trying to earn money, while deferred tax liabilities overwhelmed these mostly “technical” assets by greater than three-to-one.

Deferred taxes usually are the result of “temporary timing differences.”  Different depreciation methods are used by most companies for tax purposes vs. financial reporting.  The “accelerated” method used for tax purposes will show a higher depreciation expense in the earlier years and, thus, a lesser amount of taxes paid.  For financial reporting purposes, a straight-line basis is used, resulting in lower depreciation expense and higher net income (earnings).

Watch out for differences other than depreciation in recognizing income and expenses that cause deferred taxes to increase consistently, year after year.

Becoming familiar with the companies’ individual accounting practices and their impact on your existing holdings, as well as your prospective investments, is well worth the time involved in learning and applying good common sense to protect your financial assets.

In some European countries, such as France and Switzerland, the “Pro-visions” note to the “Group Consolidated Balance Sheet” is the only source of deferred-tax information.  In Italy and Germany, not all public companies make this disclosure which tells how conservatively earnings are reported.  If this vital data is not available, we simply do not invest in that company.

Our 2nd most important, by current size, investment is in Techne Corp., which has been one of our seven largest holdings, ever since we first invested in this company, just over five years ago. Last year (2006), Techne was given as the example of our Corporate Liquidity requirement. In our 2005 annual report, Techne was used as an example to show just how fast this dynamic biotech company has become the company that it is today, with even more potential for many tomorrows as the example for our Strength of Internal Growth criterion. In our 2004 annual report, Techne was used to illustrate our Consistency of Operating Earnings Growth criterion and, the year before that (2003), it was our Working Capital criterion example and, the year prior,  upon our initial investment in 2002, Techne was highlighted in our discussion of our most important criterion:  Accounting Procedures (Reliability and Conservatism). This year, we return the focus to this, our most important, criterion.

Techne is a biotechnology standout with a very exciting potential long-term future because of its expanding product line (cytokine compounds) but an incredibly impressive present and past, as well. In the present, Techne is not only the most profitable biotech company I know of but also the most profitable company that I am aware of in any business. Thus far in  Techne’s most recent fiscal year 2007, gross profit margins were nearly 80% (not so “gross” when one is a shareholder of theirs) and pre-tax profit margins were approximately 58%.

The new fiscal year has seen Techne achieve an even more profitable operation, as pre-tax profits rose to account for incrementally more than 80% of the increase in sales in the first half ended December.

High profit margins continue to improve further and throw off huge cash flow. Techne has used some of this cash flow to buy back public shares, from time to time, and made some acquisitions of less profitable companies which make their improvement in profitability even more of an achievement.

Even after major share repurchases and investment in acquisitions, Techne’s cash and equivalents plus “investments held for sale” have reached more than 18 times current liabilities, up from 12 times, just in one year, with absolutely no debt, having recently prepaid it while continuing to increase cash.

All of these profitability and balance sheet statistics are wonderful; however, what is most important is that the numbers are credible!

In 12 out of the last 15 years, Techne has declared its public earnings even more conservatively than it has to the IRS and Inland Revenue in Britain. In fact it did so 10 years consecutively!

During the only 3 years of the latest 15 that Techne actually reported higher earnings to the public than when paying taxes, in 2 of the 3 years, the over-reporting to the public was by less than 1% and the 3rd year it was by merely 2%.

In sharp contrast, during the 12 years out of the latest 15 in which the company reported even less earnings to the public than what it needed to declare for income tax purposes, it averaged paying nearly 16% higher income taxes than it would have if it were allowed to declare its income taxes as conservatively as Techne did in reporting their earnings!

Consistency of Operating Earnings Growth

“At least 10% growth in adjusted pre-tax income in each of the six most recent years.”

As we search for the best-managed companies, we look for companies that have predictable earnings growth regardless of changes in the economy or in their particular industries or product areas.  We only invest in those companies that have done well in both prosperous and difficult times.

With all the publicity about the record-long economic expansion of the ‘90s, in the U.S., before entering a recession, it may be surprising that the S&P 500 Index has suffered two years of down earnings, one of which was down 52%, over the latest decade of (1996-2006).  Those companies in our portfolio have averaged only nearly one down year during the same 10-year period.

We believe the consistent strength of corporate earnings growth within our portfolio gives us the potential for terrific long-term results.

When we say “growth in adjusted pre-tax income,” we mean operating growth after adjusting for non-operating items, such as interest and investment income.  During periods of reduced interest rates, cash-generating companies should not be penalized for declining interest income.  We also adjust for foreign currency movements, reserves, non-recurring, and extraordinary items and we adjust for tax accounting to put each year on comparable and conservative footing.

We do not adjust for interest expense, which is a cost of doing business, whether for financing inventories or long-term interest on mortgage and public debt (bonds).  Management needs to be held accountable for adding debt, along with its costs and risks.

Many companies may appear to have consistent growth, due to their planned timing of significant accounting events that have nothing to do with the true operating picture.  Our extra work put into the analysis is worth the effort to find companies that are truly the best managed.

  Our 7th largest investment is in the pharmaceutical company UCB, a dynamic star within a mature industry. In last year’s annual report, UCB was amongst our 7 largest holdings for the first time and, inasmuch as these are the companies that are detailed in this section, it was used as an example at that time, of our P/E multiple criterion, the only criterion for which we analyze two examples of our largest investments.

What is impressive is how UCB’s management has decided to risk their unblemished track record and increase their already considerable investment in the long-term future, at a time of slow growth for the global pharmaceutical industry, by spending 28% more on research and development. They have many new exciting potential blockbuster drug compounds that are the driving force behind UCB’s decision to spend a virtually unheard of 25% of revenues on R&D.

Despite the investment in research and development, UCB’s last full year’s reported profits increased 36% in 2006 and are poised to have advanced further in 2007, especially with the accretive impact of their acquisition of fellow European biopharmaceutical company Shwarz Pharma, which specializes in medicines for the central nervous system and will likely add in excess of a million Euros in annual revenues. This latest year of 2007 should have at least been UCB’s 15th  consecutive year of growth in adjusted pre-tax income

Strength of Internal
Earnings Growth

“Adjusted pre-tax income, exclusive of acquisitions and divestitures, must have grown at an annually compounded rate of at least 20% for the most recent six-year period.”

Over a six-year period a company must triple its operating profits to qualify as an investment.

The criterion for “Accounting Procedures” assures that we have credible reported figures. Our criterion of “Consistency of Operating Earnings Growth” identifies companies with predictable earnings growth regardless of the state of the economy, industry, or product cycle.  The criterion “Strength of Internal Earnings Growth” further reduces risk by seeking companies that meet all the criteria, including showing growth at a pace that is tripling their profits over this six-year period.  At this pace, even if its P/E multiple were to contract by an astonishing two-thirds, a tripling in earnings would provide ultimate long-term protection.

Even during the recent secular bear market in Tokyo (1989 – 2003) or during the secular bear market that I believe started in the United States in 2000, this combination of bargain prices and rapid earnings growth minimizes long-term risk.

Over the years, many brokers have tried to sell “emerging growth” companies (internet-related and others) based on future earnings expectations, rather than historical results.  This substantially increases the investment risk.  The losses many investors have suffered, at times, in these “emerging growth stocks” bring back painful memories for experienced investors.  The “Internet” crowd seems to have predictably learned its lessons, as well, during the 2000 through 2002 bear market.

These days, skyrocketing prices on Google and Apple and other current high-flying favorites makes it apparent that more pain will ultimately be endured by those who chase the ”greater fool theory” in hopes of a “sure” and “fast” buck.

Growth does not necessarily mean increased risk.  Quality growth companies can be profitable investments during bull as well as bear markets.

Lindt, got featured as an example in this section of our report for the very first time the year before last as one of two examples of out P/E Multiple criterion, despite its price that was above this value requirement for purchase, an indication of the overvaluations in the currently extended cyclical bull market, since it was only that year that this maker of quality chocolates had made it into our seven largest investments that we use here for examples.

In our most recent annual report (2006), Lindt was highlighted as an example of our Consistency of Operating Earnings Growth criterion because of its nearly flawless record of consistency in growth. In the current annual report, we examine this company’s growth from the perspective of whether it is strong enough to compound at 20%+, thereby tripling in six years.

During the latest 13 years, Lindt has not missed a beat. Pre-tax income has advanced each and every year in double-digit percentages, except for two years of lesser increases, since 1994.

During the most recently reported years of 2003, 2004 and 2005, and 2006, Lindt actually achieved pre-tax income growth of exceeding 20% in three of the four years and merely 16% in local currencies the other year!!

While 2007 will not be reported until March 18th, the company announced in January that sales for 2007 increased 14%, nearly an all-time record rate for this conservative company, all achieved internally without the accretive impact of any acquisitions. As normal for Lindt, they expect economies of scale to produce an even better bottom-line performance. What makes this performance even better is it compares against an exceptional result the previous year when sales growth was a record setting 15%.

Excellent results in their penetration of international duty-free and North American markets are mostly responsible. Furthermore, even in several of the mature European markets which Lindt chocolates already dominate the quality sector, Lindt showed impressive performance.

Lindt is doing what a premium quality consumer product company should, particularly during the sluggish conditions which currently exist in their mature markets of Switzerland and Germany, as the company creates brand loyalty with the right products which has resulted in continued growth for Lindt in every one of their markets, even in Switzerland and in Germany, where overall chocolate consumption is beginning to decline. As a result, Lindt continues to achieve above average sales growth and has resisted the temptation to reduce its prices in the current ultra-aggressive competitive marketplace.

Both the Lindt brand and Ghirardelli, the famous San Francisco chocolate maker bought several years ago, are achieving strong growth and market penetration in North America, Lindt’s least developed market. As a result, this growth engine is accounting for an ever larger portion of the company’s overall results, helping Lindt to achieve accelerating overall growth.

Although the first six months of the calendar year are a seasonal low point, their strong sales growth is resulting in widening profit margins, despite skyrocketing raw materials costs of cocoa, cocoa butter, milk and nuts and higher transportation expenses. Despite competitive efforts to launch products in Lindt’s premium sector of the market, Lindt’s outstanding brand loyalty is helping them leverage strong sales into stronger earnings growth, as is demonstrated by their latest earnings report showing a more than doubling in earnings during the first 6 months of 2007.

Balance Sheet:
Working Capital

“One of these three conditions must be met: a) 2:1 or better current ratio, b) 1:1 or better quick asset ratio, or c) working capital in excess of market valuation (total shares outstanding times current market price).”

“Current ratio” means current assets divided by current liabilities.  “Quick asset ratio” means current assets, excluding inventories, divided by current liabilities.  “Working capital” means current assets less current liabilities.

For a retailer or wholesale distributor, the current ratio is the best measure of working capital since its businesses have high inventory requirements.  For a service company, there are no inventories; thus the quick asset ratio should be used.  Because different types of businesses have varying needs, we use alternative balance sheet criteria.  Still, do not confuse this flexibility with a lack of discipline since most companies do not meet any of our alternative requirements.

Rathbone Brothers PLC, having already been discussed as the example for every single criterion during its nearly eleven years in our portfolio, repeats as an example of this criterion.

 In its most recently reported balance sheet (June 30, 2007), it is worthy of note that Rathbone reported even more cash and equivalents and interest-bearing loans and marketable securities (bonds) in total than current liabilities.

Balance Sheet:

Corporate Liquidity

“Long-term debt must be less than either: a) working capital, b) cash and cash equivalents, or c) latest twelve months’ cash flow. ‘Cash flow’ means net income plus depreciation and amortization, i.e., the difference between revenues and all cash expenses (including taxes).”

The average S&P 500 company, weighted by market value, has massive debt (both long-term and short-term) – see table “Performance and Financial Information” a must read on page 6 0 ..

While several companies in our portfolio at year-end have no debt at all, the average Z-Seven company, also weighted by market value, has total debt including short-term debt (not part of this criterion) that is a tiny fraction of its working capital.

This year, we turn to our 3rd largest domestic holding, FactSetResearch, a rapidly growing provider of high-end information systems to the investment industry. The 2000-2002 U.S. bear market gave us a brief opportunity to buy a small number of FactSet shares in 2001. At the beginning of 2003, we found another opportunity to buy these shares when their price/earnings ratio met our value requirement again. This time we were able to quadruple the size of our holding and it has been one of our seven largest, used to illustrate our stock purchase criteria, ever since.

In our 2003 annual report, FactSet was the focus stock for our Consistency of Operating Earnings Growth criterion. In 2004, it was highlighted in discussing our most important criterion: Accounting Procedures (Reliability and Conservatism). The following year (2005), it was time to look at this major Z-Seven Fund investment from a different perspective: just how clean and strong is their balance sheet? So we discussed FactSet as the example of our Working Capital Criterion.

In our previous annual report (2006), FactSet was the example of our Strength of Internal Growth  requirement that demands a company triples its income from operations every six years, FactSet’s multiplied six-fold over their initial six-year period on public record and has exceeded this minimum standard ever since.

In this annual report, we turn our attention to FactSet, as viewed from our Corporate Liquidity criterion. Of our 13 holdings at year-end, FactSet is one of 7 of Z-Seven’s investments in companies with absolutely no debt.

During the latest quarter, the company invested about $30 million of its cash in its own stock, buying more as its price came down from returning investor fear over the health of the bank and broker industries, the company’s main customers, the same type of environment that allowed their stock price to come all the way down to where we were able to establish our holding 5 and 6 years ago.

If they still held all of this cash, FactSet’s latest cash and equivalents and marketable securities, they would have together more than tripled current liabilities. As it was, even after the $30 million in cash was used, remaining cash and equivalents plus marketable securities were 160% more than total current liabilities, and, still without a single cent of debt!

Price/Earnings Multiple and Owner Diversification

  “Shares must sell for less than ten times our estimated earnings per share for the current fiscal year.”

  “Less than 10% of outstanding shares must be held by investment companies other than Z-Seven.”

The “Price/Earnings Multiple and Ownership Diversification” criteria are discussed together because greater institutional buying results in a higher price/earnings multiple, while the opposite is true when institutions sell.  Institutional ownership data is now more available than it had been in the past.  The “Price/Earnings Multiple” criterion is the more relevant of the two requirements.  The following examples will therefore focus only on value, using the price/earnings ratio.

In periods of general undervaluation in the marketplace, a greater number of stocks meet all seven criteria since more stocks sell for under ten times earnings.  The opposite has held true during a period of general overvaluation.

Even after such a difficult bear market as 2000 - 2002 was, large-capitalization stocks were clearly overvalued in the market through nearly any historical measure.  This was even true for high-techs, which suffered the most.

When we looked for value this year, where did we find it?  This year, we are finding it in our newest investment, PetMed Express, a micro-cap stock in the United States, and an existing US micro-cap holding, as the two examples we give for market recognition and value, amongst companies in our portfolio achieving growth in operating earnings are both traded on NASDAQ, including a heretofore Amex-traded domestic stock.  Unfortunately, in general, bargain opportunities in undervalued, consistent growth companies remain in alarming scarcity, even after the serious stock market decline during 2000 - 2002.

Our fifth largest holding is our newest investment, PetMed Express. We would not have had the opportunity to “catch this rising star” were it not for the company’s ultra-conservative accounting and balance sheet, as our maximum purchase price benefited from adjustments to reported earnings to make them “merely” as conservative as the most conservative profits allowed to be reported to the IRS and their debt-free, cash-rich balance sheet made it apparent that part of our purchase price is indirectly rebated back to us, without even having to go through the trouble of cutting off labels and bar codes, addressing envelopes, and – here may be the least tasteful part – licking the glue to fix the stamps and seal the envelopes, through our share of the company’s cash per share.

PetMed has reported its earnings to the pubic more conservatively than it has to the IRS in 4 of the most recent 5 fiscal years.  During these 5 years, PetMed is averaging reporting its earnings more than 15% below what it must declare to the IRS, utilizing non-tax deductible reserves to make their reported earnings extra conservative.

As a result, as rapidly as reported earnings are growing, by over 60 % year-over-year in PetMed’s latest reported quarter, with earnings being so conservatively reported to the public, they are even more profitable than they appear.

Strong reorders and leveraged operating expenses, as the company is learning just how strong their name recognition and competitive position are as they are able to more wisely save cost by increasing advertising more slowly than they have in the past. As they reported 15 cents per share in 4th quarter earnings in fiscal 2007, a similar rate of growth to that just reported would put PetMed reported earnings up 47% for the full year at 88 cents from 60 cents last year.

 Even at a lesser growth rate in the new fiscal year to start in April will allow this dynamic young growth company to approach $1.25 in earnings.

 Adjusting earnings to the less conservative set of books that they are required to use for paying income tax, means that at their historic average, reducing tax earnings of possibly as much as $!.50 per share by over 15% would give us just over $1.25 per share in  reported earnings.

At a December 31, 2007 closing price of 12.10, PetMed sold for just over 8 times the tax-adjusted $1.50 per share in prospective forward-looking earnings.

But, wait a minute! Part of its 12.10 year-end price is backed by rising cash, even upon investing over $15 million, over the past 9 months, in buying their stock back. And it has no debt! Even after the more than 60 cents per share in cash used to buy PetMed stock back, their cash is just about $2 per share, meaning that the net cost (net of the per share cash) of PetMed at year-end was actually an adjusted 10.10, more or less (12.10 market price less $2 in per share cash equals 10.10).

So, PetMed’s 10.10 in cash-adjusted year-end price indicates that the business generating this growing pile of cash closed 2007 at less than 7 times prospective tax-adjusted earnings of $1.50 per share!

Perhaps the combination of this valuation plus strong earnings growth are what made PetMed one of a rare handful of NASDAQ-traded stocks that rose during the very challenging month of January 2008.

 Also in the U.S., Balchem, a small specialty niche chemicals manufacturer that was used as our Strength of Internal Earnings Growth criterion example, right after we began to invest in this company in 2002, was crowded out of Z-Seven Fund’s largest seven investments the next year (2003) by others but since returned to be among our seven biggest holdings in 2004 and ever since. In 2004, it was used as an example of our Working Capital criterion and in 2005 as an example of our Corporate Liquidity requirement.

Balchem, now our largest investment, is a company that leveraged its balance sheet as recently as 2001 to make an acquisition that nearly doubled its business (and earnings).  It merely took them a year of strong cash-flow growth to remake our balance sheet criteria and enable us to invest in its shares approximately 4½ years ago.

As we utilize two examples of our P/E multiple criterion, and inasmuch as values in growth companies are few and far between currently, Balchem was one of the two examples in our 2006 annual report and it now repeats as our other example, even though Balchem, like nearly all of the others in our portfolio, no longer trades at a single-digit P/E.

Balchem recently reported a 36% increase in profit from operations for the third quarter of 2007. They should, at a minimum, continue this pace, if not even accelerate further in 2008. Thus, in my opinion, EPS for 2008 should approach $1.25, even if their growth rate should slow in 2008 to just 28%.

Because it is still a very tiny company with much room and potential for further expansion over the years, it is probably worth a P/E ratio above those of companies with lesser potential.

At a year-end price of 22.38, it traded at more than 18 times our estimate and illustrates the problem with overvaluations in the U.S. stock market, because Balchem, despite its richer valuation than the average P/E ratio for our portfolio, as a whole, still is relatively undervalued within the overall market, at this time.

Sell Discipline:
Based Upon the Same Common Sense Criteria
as for Stock Selection

Investors often comment that portfolio managers and analysts have many reasons for purchasing shares in a company and never deal with the terms of selling.  Not being disciplined in when to sell can be even more dangerous than leaving buy decisions to chance and emotion.

Our stock selection criteria are designed to minimize investment mistakes by not repeating them.  This is a concept that has been the guiding principle for Barry Ziskin as a money manager.

There are seven events that will cause us to reduce or eliminate shares from our portfolio:

1. Any breach of our “Accounting Procedures” criterion requires complete elimination. Once a company begins to hype its reported figures, or stops disclosing enough information to make a determination as to how conservatively earnings are reported, it has removed the most important foundation upon which reasonable analysis can be built.  We rarely find this rule breached, but did just in the past year by one of our companies, as most companies which have once met this most important criterion continue to do so.

While other criteria may cease to be met without having to sell the entire holding, the “Accounting Procedures: Reliability and Conservatism” criterion is the foundation upon which the quality, growth, and value characteristics we seek are based.

2. The breach of our “Consistency of Operating Earnings Growth” criterion will also result in complete elimination of our holding unless we see good reason to expect this breach, whether realized or anticipated, to be minor or short-term in nature.  We look for early warning signs so that, if necessary, we may try to sell the shares before the bad news is out, and the price drops.

A long-term change in our companies’ profitability and growth happens infrequently; so we rarely need to implement it.  More often than not, if one of our companies is slowed down by a recession, or has unusually high profits to compare against, it represents a temporary flattening out or “blip” in an otherwise excellent long-term growth record.  These companies tend to quickly return to their successful performance.  It is our desire to maintain smaller positions in these companies.

We still take prudent risk-reduction action even in these cases.  In those markets benefiting from lower interest rates, we reduce most of our exposure by cutting back these investments to just one third of our targeted position size for stocks that continue to meet the purchase criteria.

Why do we not just sell them immediately and reinvest all of the proceeds into those stocks that continue to meet all of the criteria?  Most often, alarm bells do not ring!  We, of course, look for warnings: substantial unloading of shares by key officers; disconcerting conversations with management and others in its industry; new inexperienced operating management replacing successful key people; as well as a multitude of other signs.  Unfortunately, by the time we are aware that there will be an interruption in a company’s growth pattern, the market price of its shares and the lack of buyers in some thinly traded issues does not offer the seller a real opportunity.  In many instances, the stock is at a bargain price due to an overreaction by the market.  When this happens, we sometimes have very few shares to sell to reach a new targeted position size, since the price drop already makes them have less importance (in size) to the portfolio at that time.  This most often occurs in bear markets and during recessions, when panic runs rampant.

3. The breaching of our “Consistency of Operating Earnings Growth” criterion can result in elimination of the position in its entirety when the company’s management loses credibility.   The position will be sold when reported results are significantly worse than we were led to believe.  We can make no reasonable determination of long-term growth potential if we are misinformed by the company in the short term.  Following this rule has saved us money many times over the years.

 4. The breaching of our “Balance Sheet: Working Capital” criterion will result in the elimination of the investment in that company if negative working capital is reported.  This rule, while it is important, has very rarely been implemented. A nominal (non-deficit) breach in our working capital criterion due to the seasonal nature of some businesses, or temporary shifts between short-term and long-term debt, is not a serious worry, as long as our other criteria are met.  Still, the nominal breach requires the reduction of our exposure to risk by selling the position to one half of the targeted size for stocks that meet all of our other criteria.

5. Restrictive monetary policies and early warning signs to future stock prices provided by divergent trends in major stock market indices vs. individual stocks (the broad market) requires us to eliminate holdings which have even a slight interruption in annual operating earnings growth consistency.

As we explained under “Sell Discipline” rule #2, an inconsistency in operating earnings growth results in a reduction to a one-third position.  The remaining position will be completely sold if both monetary policies and divergent market trends are negative.  It would take these companies six years to requalify regardless of their ability to resume continuous growth in operating profits.  In certain cases, minimal positions are kept in deeply undervalued holdings, as we are awaiting better valuation opportunities, even when both macro-considerations are negative.

6.  When negative monetary and divergent trend signals persist, we eliminate all remaining stocks that no longer meet the purchase requirements.  All those continuing to meet all purchase criteria remain in our portfolio as valuable long-term investments regardless of general economic and stock market factors.  This selling discipline was particularly relevant during 2000.  Normally, companies that are well above our buying price, but still continue to show consistent operating earnings growth, are reduced to one-half positions.  However, during that year’s environment of credit tightening with higher interest rates and the negative divergent market trends continuing to exist, we eliminated those significant holdings that no longer met all our purchase criteria.

In January 2000, we eliminated seven holdings in growth stocks as discipline #6 caused us to realize profits after their soaring P/Es caused them to exceed our valuation requirement.  Five of the seven eliminated were high-technology domestic stocks traded on the NASDAQ (Oracle Systems, AVT Corp., Plexus, Kronos, and Synopsys).  Before the year was over, we found an even better price opportunity than existed in January to also sell Avocent (formerly known as Cybex Computer before merger with Apex) and took advantage of the opportunity.  The NASDAQ Composite finished that year with its worst annual decline in its entire history and that was only the beginning for this devastating multi-year bear market.

7.   Sometimes we have no choice!  In the event of a takeover or going-private transaction, our desired long-term holding period for well-managed companies, which continue to meet all of our criteria, is cut short.  The high quality growth companies in Z-Seven’s portfolio are attractive for potential acquisitions.

 The companies that meet our criteria are the very best publicly owned businesses we can find.  When the shares of some of these companies are trading at less than ten times estimated earnings, potential acquirers may also take notice.  In addition, these values may stimulate insiders to take over the company in a management buy-out.

THE STRONGEST SEVEN AND WEAKEST SEVEN

     This year, instead of a separate section discussing our Strongest Seven and Weakest Seven, we are detailing each and every one of our holdings (even our only new investment bought merely a few months before year-end and our two former holdings sold during the year) right here in the Annual Report.

     We begin with the portfolio’s top seven gainers in percent return, ranked from our portfolio’s largest investment to our smallest holding.  This will be followed by a discussion of the seven lowest performing stocks, our Weakest Seven, in the same order, and covers all 13 stocks currently in our portfolio, of which 12 have been held the entire year and are therefore ranked against one another. Because our Strongest Seven and Weakest Seven   stocks totals 14 and merely 12 of last year’s 14 holdings remained in the portfolio throughout the entire year, 2 of the 14 places get duplicated as being among both our Strongest Seven and our Weakest Seven although they were really middle-of-the-road performers for the year, neither strongest nor weakest, not having enough stocks remaining in our portfolio to completely separate out the strongest and weakest.

        As the global bear market, which I believe has already started, continues to unfold, we will likely find new opportunities to invest in quality growth companies that have previously been priced beyond the limitations of our value requirement. Although we anticipate weeding out a few stocks we currently own as no longer having the growth prospects they once enjoyed and/or having not enough consistency in continuing earnings growth to continue to be worthwhile investments in the recessionary environment we are now beginning to approach, lower stock prices in the future should present enough opportunities to add more new holdings than we are removing,  making the overlap we currently have in our Strongest Seven and our Weakest Seven merely a temporary phenomenon.

THE STRONGEST SEVEN

1.  Balchem

Balchem is our largest remaining investment, following the elimination of Barratt Development PLC (see “Isn’t There Still Something Missing?”) during 2007 at nearly 7 times what we first paid for Barratt.

Balchem is a shining example of what I nearly always say about our Weakest Seven, how one of our weakest, one year, can easily become one of our strongest the following year and, in several instances, for years and years. Because of its excellent performance for us, not only in 2007, but for several years, Balchem stands atop our portfolio as our biggest holding, at roughly 13% of our net assets. In this case, its year amongst our Weakest Seven in 2006 followed two consecutive years from among our “Strongest Seven” with an advance of merely 29% in 2006. It was actually both our 8th best performer as well as our 7th worst performer in 2006.

Balchem advanced 93% (our highest % gainer) during the previous year of 2005 and 52% in 2004 after being among our Weakest Seven the year before and is now approximately quintuple (399% higher than) what we originally paid for Balchem, when we first invested in them during the bear market year of 2002.

This most recent year of 2007, Balchem did merely a little better than it did in 2006, as it increased its latest year gain to 31%, in absolute measure; however, relative to the others in our portfolio, it climbed from 8th best performer in 2006 to our 2nd biggest per cent gainer for 2007, an example of how much more difficult the markets were, particularly in the closing 6 months of the year, when I believe a new cyclical bear market within the previously established secular bear market had started. The frigid arctic-like bear market storms have severely impacted our shares traded in London during the finishing 6 months of 2007.

We were fortunate to have saved lots of our shareholders dollars in eliminating Barratt Development PLC before the end of the first 6 months of 2007 at approximately 7 times our original cost and more than double what their eventual closing 2007 price because of my concern, voiced in last year’s annual report, of new and inexperienced top management. However, our remaining London-traded holdings all suffered, to various, degrees during the closing 6 months, causing full-year losses across the board amongst our British share prices.

Likewise, I believe that, inasmuch as major bear markets nearly always get started in London shortly (a few months) before it becomes trouble for Wall Street, and although Balchem did really well during the last recession, it slipped afterwards, making the continuation of uninterrupted growth during the global recession that appears to be starting less visible than for some of our other holdings.

Unlike our elimination of Barratt due to long-term management concerns, no such long-term questions exist at Balchem and their youngish dynamic top management team appears likely to continue to deliver positive results through sticking wisely to niche markets and staying away from the competitive end of their specialty chemicals industry and making selected business-complimentary earnings-accretive acquisitions. Therefore, we believe that we should continue to invest in Balchem, a high cash-flow generating business that is small enough to grow rapidly but conservatively over the long-term that is in the infancy of stock market recognition and has the potential to expand its P/E multiple, relative to the general market.

Cost control measures and recent earnings accretive acquisitions, at Balchem, give cause for optimism for 2008 as well as the long-term.

We do plan, though to significantly reduce the risk to the possibility of future cyclical pressures on earnings growth, during the intermediate term. In accordance with our selling discipline, we will target a 2/3 reduction to our current holding of Balchem.

2.  Techne Corp.

      Our 2nd largest investment is Techne. During its fifth year in Z-Seven’s portfolio, this highly profitable biotechnology company (highest profit margins of any company in any business I am aware of), was up 19% in a difficult year for stocks, in general. It thus rebounded from our exception to the rule, as our only sock that declined in 2006, but merely by 1%!

It illustrates the following concept, as expressed in last year’s annual report. “I would not be surprised to see many stocks among this year’s Weakest Seven to rebound to become some of our Strongest Seven the next year.” “In 2007, Techne has a chance to return to our list of best performers.”

In 2007, both of our two largest investments (Balchem and Techne) did exactly that.

     Techne was profitable to Z-Seven the previous year of 2005, increasing by 44%, as it likewise recovered from a flattish year in 2004, when it rose only 3% in market price.

   In such years as 2004 and 2005, we are pleased that neither Techne nor any of the 12 stocks we now own and owned at that time declined at all either year!

     During its first year in our portfolio, its steady earnings growth and bargain market price combined to help its market price to increase by 32%. Its initial year growth of 32% was, because of even bigger gains within our portfolio, not strong enough to have made it into our Strongest Seven in 2003.

     During its five years in Z-Seven’s investment portfolio, Techne’s market price has more than doubled (advanced 131%).

I believe Techne is worth a higher P/E multiple than any other company I have ever seen in my 34 years plus of selecting stocks according to our seven criteria, as a result of profit margin superiority, resultant balance sheet strength, ultra-conservative accounting, unusual long-term visibility in earnings growth, and an incredible wealth of proprietary cytokines (biotechnology products). As a result, it has the long-term potential to become one of the biggest winners in our fund’s history.

3. FactSet Research

FactSet and Novartis have the awkward distinction of being middle-of the-road performers for us in 2007 and, with merely 12 stocks remaining in our portfolio the entire year, selecting a Strongest Seven and a Weakest Seven results in a duplication of FactSet as both our 6th strongest as well as our 7th weakest and Novartis being our 7th strongest but 6th weakest.

FactSet shares gave up an increase in the first 6 months to close virtually unchanged (a decline of merely 1%) during the entire most recent year of 2007. Although the company has proved that it generates consistent earnings growth, despite serving the investment industry which itself is subject to changing stock market conditions, the shares always lose institutional favor when fears of deteriorating broker and bank profits will cause FactSet to suffer. Their resiliency and earnings growth visibility are not fully respected yet by Wall Street.

 The larger of only two domestic stocks that made our seven best performers during the previous year of 2006, it was yet another example of how one of our Weakest Seven one year can become one of our best the next year.

 Fact Set, at about 12% of our net asset value (fourth largest overall), only advanced by 6% in 2005, consolidating its gain from the previous year, when it rose 53% in 2004, before it rose 37% during the year of 2006, setting up another year of consolidation in 2007.

While its increase of only 6% had FactSet in our Weakest Seven in 2005, in 2004, its 53% rise placed it in our Strongest Seven, and the year before (2003) it had gained 35%, during a year when our Strongest Seven all soared between 54% and 282% (all but one up over 80%). This certainly seemed to be strong; it just wasn’t strong enough to be among our strongest that year.

Even so, a five-year gain of 182% (nearly triple) came after we quadrupled our previous number of shares owned when we bought more FactSet in the beginning of 2003.

Since first purchased in the summer of 2001, when most information technology stocks sold for much higher prices than they do today, FactSet’s market price has more than tripled in just over six years.

Back at the time we had the opportunity to first invest in FactSet, falling stock markets caused their stock brokerage and banking clients to consolidate through mergers, causing some investors to panic out of this stock. They created a wonderful value/growth opportunity for us when their selling drove shares of this extraordinary company to a bargain basement level. FactSet faced the ultimate challenge to its business model at that time and came through the difficult environment without a hiccup to its earnings growth record.

In fact, FactSet recently completed their 27th consecutive year of increased earnings!

FactSet, like Techne, is an incredible business, and I wouldn’t be in the least surprised to see it return to being not just a middle performer but one deserving to be amongst our Strongest Seven.

4.  Lindt & Sprüngli

At approximately 9% of our net assets, Lindt ranks behind FactSet as we count down our seven largest percentage gainers in their order of importance to Z-Seven. Lindt is now our 2nd largest foreign (European) holding and our 5th biggest amongst those stocks in our portfolio for the entire year of 2007.

It is interesting to note that 4 out of our 5 largest, therefore, are amongst our Strongest Seven.

Probably best known in North America for its San Francisco-based Ghirardelli chocolates, this Swiss confection manufacturer is Europe’s leading producer of premium chocolate bars, truffles, etc. and has been a valuable part of our portfolio for 14 years.

After topping all Z-Seven investments with a 71% gain in share price during 2004, Lindt tacked on another 38% (in Swiss Francs) during 2005 and had then compounded another 45% increase in 2006 in US Dollars, before leading all of our investments with a 41% gain in the most recent year of 2007, for a four-year advance of 383% (power of compounding) and has now multiplied its original cost by easily over twelve-fold since we first purchased it in December 1993.

Lindt has been a steady performer over the long-term and year-to-year as well.  I believe the recent acceleration in the growth of this investment, from never having been a standout for us in either direction, to suddenly becoming our biggest gainer, by rising 383% over the latest four years, is that other investors, both Swiss and international, are beginning to cover the company.  There are more unknown giants in Europe than here in the U.S. and the learning curve is potentially quite positive and profitable for early value-oriented investors such as Z-Seven.

We have seen this learning curve benefit our other Swiss investment, Novartis.  This one enjoys world leadership, not in premium chocolates but in pharmaceuticals.  It is the combination of all three of the Swiss giant pharmaceutical companies (Sandoz, Ciba Geigy and controlling holding in Roche).  We invested in Sandoz more than a decade ago and have also seen the explosive period of price/earnings ratio expansion that compliments the earnings growth of Sandoz (Novartis) and other leading consumer product European companies, like Lindt and also some of our past stars like the two French investments in L’Oréal and LVMH (Louis Vuitton/Moët Hennessey) and other premium companies on their way toward more justified valuations.

It would, therefore, not at all surprise me to see the price/earnings ratio for Lindt continue to climb, as its performance of steady earnings growth in every economic phase and cycle and predictability of future growth catches on with other investors who begin to cover this rising star.

On a personal note, my children, Ariana and Jacob, and I really enjoy Lindt’s white chocolate truffles

5.  United Guardian

   Our 7th largest holding, amongst stocks in our portfolio for the entire year, United Guardian, a domestic fully-integrated research, manufacturing and marketing company of personal care and cosmetic and pharmaceuticals ingredients, is yet another example of a stock returning to our Strongest Seven from being amongst our Weakest Seven, the previous year. As we stated in last year’s annual report, “…better reports, this could be yet another example of one of this year’s Weakest Seven potentially on its way to one of next year’s best performers”.

Exactly, as United Guardian delivered 35% earnings growth during the first nine months of 2007 – the fourth quarter has yet to be reported. This growth helped Forbes to include United Guardian as one of the 200 best small companies in the United States. Traded thinly on the Amex (American Stock Exchange), though, this company continues to await better investment recognition, as its market price failed to keep pace with its earnings growth, increasing merely 16% during the entire, recently-ended year (2007).

Nonetheless, during the year of 2007, when our London-traded holdings had an abysmal closing 6 months, United Guardian stands out as our 4th best performing holding.

This comes after seemingly consolidating its 86% increase in market price during 2003, these three years in-between. United Guardian has more than doubled (up 149%) during the latest five years, after more modest gains of 7% in each of  the two years of 2004 and 2005 and merely 1% in the year of 2006.

 6.  Ballantyne of Omaha

This maker of movie projection equipment, lenses and parts is now up to 3% of our net assets, so its upward progress has been counting more for us.

Interestingly, after a difficult period, Ballantyne of Omaha is no longer showing a loss in operating earnings.  This was more likely the cause of its poor performance in 2000 when it was among our Weakest Seven.  Many times we have said that last year’s Weakest Seven may well be next year’s Strongest Seven.  In 2001, Ballantyne began to rebound from exceptionally undervalued prices, and made it into the Strongest Seven, with a gain exceeding 44%.

During 2002, Ballantyne added a gain of nearly 40% to its even better increase the year before, repeating as a member of the Strongest Seven.

For the third year in a row among our Strongest Seven, Ballantyne in 2003 had its best year for us as its stock nearly quadrupled in price (up 282%) that year, making it our best performer for the year.

For the fourth year consecutively, after its tough year of 2000, Ballantyne continued to head in the right direction and continued to lead our strongest stocks, this time with a gain of more than 55% for the year of 2004.

In 2005, however, Ballantyne consolidated its previous outstanding performance with an increase of “merely” 9%.

In 2006, Ballantyne consolidated further with an advance of 7%.

In the most recent year of 2007, it rejoins our Strongest Seven with an advance of 12%.

 Fortunately for us, we did not panic and sell any of our shares along the way and have thus benefited from its six-year climb to more than 14 times what it was at the end of 2000.

 Considering that only in four of the past seven years were we in a bull market (here in the U.S.) and, in two of  the other three years, in a very difficult bear market, I don’t know how many (if any) other domestic stocks that multiplied more than 14-fold over the last seven years.

Ballantyne did not recover its loss for us in full, but the continuity and perseverance of management during their hard test, when theater customers for Ballantyne’s film projectors were going out of business and closing units, gave us confidence in Ballantyne’s long-term future, with no debt back in their darkest hour.

 In last year’s annual report, we noted “Results have started to suffer lately and, unless they return to a growth plan, we may dispose of these shares.” With the economy uncertain and given the previous earnings vulnerability in 2000, we started eliminating Ballantyne in December and sold 7% of our holding by year-end and the remaining 93% in January at, for the most part, even better prices than its 2007 closing price (up over 11% for the latest year).

   7. Novartis

Although Novartis is one of the smallest holdings in our portfolio (at just over 2% of our net assets), it is a giant Swiss pharmaceutical company, which was originally Sandoz when we first invested in it and later merged with fellow Swiss drug company, Ciba Geigy, and now also controls the third largest Swiss company in this industry, Roche.  Its consistent earnings growth has made it a stellar performer in some difficult markets, but “merely” up 11% during 2004 and having its market price rise by “only” 24% in 2003 placed Novartis among our Weakest Seven for those years.

Continuation of these solid and steady gains, with an increase of 21% in share price in 2005, gave Novartis the last spot on the following year’s (2005) Strongest Seven, which they truly deserved, since their growth over the years has been far from weak.

In 2006, however, Novartis advanced merely 10% in US Dollars and returned to our Weakest Seven.

While its dividend added further to its 10% rise in share price towards its total return for the year of 2006, it was not nearly sufficient to return to our Strongest Seven. Almost all of these strongest performers generated a total return for the year of 2006 which exceeded 40%.

During the latest year of 2007, Novartis was both our 7th strongest and our 6th weakest performer with a decline of nearly 5%.

Since we first started to invest in Novartis (Sandoz) in 1992, its market price has increased more than 7 times (adjusted for stock splits) in less than 16 years.

      All in all, 4 of the 5 biggest holdings in our portfolio for the entire year of 2007 are amongst our Strongest Seven for the year 2007 and 6 out of our 8 most sizeable investments were included in the 7 best performers in the most recent year of 2006.

       THE WEAKEST SEVEN

The following stocks were our portfolio’s weakest performers for 2007. While each and every one of these laggards was profitable for us during the year of 2006, except for Techne’s 1% decline, this amazing feat was unfortunately not repeated during the most recent year, as share prices began declining rapidly in London and elsewhere in Europe during the last 6 months of 2007.

As a result, all of our fund’s  British holdings declined during the full year of 2007, as did all but one (Lindt & Sprungli) of our other European investments. At least the fund profited from the declining US Dollar (vs. Pound Sterling, Swiss Franc, Euro, and Danish Kroner), as we have, in recent years, actively managed our foreign currency exchange hedges to allow us to be helped during periods of a declining US Dollar, while reducing currency risk during periods when the US Dollar is strong.

In 2005, every stock without exception earned us a positive total return, just as each of these same “Weakest Seven” stocks made money for us in 2004 also, and, in some instances, grew even more than comparable and relevant market indices.

Again, we will be discussing them in order of size within our portfolio, and only those held for the entire year.

1.  Rathbone Brothers PLC

Rathbone is an even greater bargain than it was last year, as, after its share price declined nearly 11% in 2007 - consolidating a rise of 38% in 2006 - (in US Dollars), its market price has declined to even less than the company’s cash per share and it is debt free!

During the previous year (2005) when Rathbone shares rose 16% and also in 2004, when Rathbone’s market price enjoyed a gain of better than 23%, neither year was strong enough to qualify for our Strongest Seven nor was it weak enough to include Rathbone among our Weakest Seven.   Even the year before (2003), Rathbone rose 48%, but needed an increase of better than 54% in 2003 to have been among our Strongest Seven that year or less than 27% to have been a member of our Weakest Seven in 2003 and was therefore not included in either category, until it returned to our Strongest Seven in the year of 2006.

This latest year of 2007 has Rathbone, as our third largest holding (more than 12% of our net asset value), being the one of six European stocks which, this year, dominate our seven poorest performers. We did manage to avoid a much worse performance in London by our former largest holding Barratt Development PLC, having eliminated Barratt before the ravage of the closing 6 months of 2007, at prices nearly 7 times what we initially paid and more than 100% greater than where we would have ended up with if we gad held them throughout the year of 2007.

After a sizeable dividend, Rathbone’s total net return was a loss of merely 8% for us in 2007.

While Rathbone has given us growth over the latest five years of 160% (the power of compounding), even after the poor showing in 2007, it has only made our Strongest Seven once during the latest five years.

In the highly volatile up-and-down world of stockbrokers and investment managers, it is far more impressive that our investment in Rathbone Brothers PLC has increased 354% (more than quadrupled) during the nearly 11 years we have been investing in them, from our initial purchase back in early 1997.

With cash and marketable securities that have increased in line with its share price, Rathbone’s valuation in the marketplace has as yet to be rewarded. Further, it undeservingly suffered from unknowledgeable investors dumping the shares when brokers and banks caught it for speculating in mortgage-backed and even more exotic securities.

Rathbone has absolutely none of these current industry-related problems. The investment management business that makes all of the cash for this still not-that-well-known cash cow is valued at less than zero, after we deduct its cash and investments from its market value. As a result, Rathbone’s best performance may be in the years to come.

        2. FactSet Research

FactSet’s 1% decline in 2007 makes it both our only domestic stock to make the Weakest Seven in 2007, as our 7th poorest performer and one of two stocks to make both our Strongest Seven and our Weakest Seven lists as our 6th best performer too. As such, please read more about FactSet in our Strongest Seven section on page 36 ..

3. UCB Group

     This is the second largest pharmaceutical firm in Belgium and is probably best known for its Zyrtec allergy drug, which solidified its hold on its dominance of the US prescription market this past year. Because of its maturity, it will go off patent in the United States in 2008.As Zyrtec now accounts for well over 40% of this market here at home, it will have a meaningful impact on UCB’s 2008 results.

     Xyzal, the next-generation anti-histamine, is being well received in Belgium and France with its post-Zyrtec patent sale and is already a market leader in 8 European countries. It may soon be available here in the US once the FDA reviews its recent application; however, the newest development in allergy treatment has come from a U.S. biotechnology firm, which sold exclusive rights to UCB for products that will aim at prevention. As we’ve been told, “an ounce of prevention is worth a pound of cure”.

Most of UCB’s current earnings growth is not coming from the allergy side, but rather from a block busting anti-epileptic drug called Keppra.  With Keppra having recently been launched in France and not even in Japan at this time, the company’s goal of over one billion Euros a year appears very conservative, particularly with new markets that will open outside of Europe and the US. Here at home, it dominates the anti-epilepsy market. As recently as five years earlier, it had only been in fourth place. Market share has more than tripled over this period. In Europe, it is on its way to pass the market leader, as its share of the European market has more than quadrupled over the five years since its introduction. A new extended release formula called Keppra XR is in Phase III trials with the FDA with an application just filed in January of 2008.

UCB continues to be successful despite a decision by its forward-thinking management to invest heavily in a potential new blockbuster, Cimzia, for the treatment of Crohn’s Disease. They decided to increase research and development expense much faster than sales to where it now accounts for 25% of sales.

To put this into perspective, most pharmaceutical companies in the United States only invest approximately 6-7% of sales in research and development. Novartis (one of our holdings) and other top European makers of ethical pharmaceuticals regularly invest nearly double this percentage in developing a pipeline of new products for the future.

 You see, just as the U.S. automobile industry doomed itself to foreign (mostly Japanese) imports, the willingness of European pharmaceutical makers to invest in the future is bound to have dramatic long-term influence within the global marketplace for UCB’s industry also.

 By accelerating their investment in the future, UCB is spending double their European competitors and four times their American rivals. No wonder this is the most rapidly growing company within a somewhat mature industry.

In Europe, UCB was recently disappointed that its application to have Cimzia approved for the treatment of Crohn’s Disease was denied. It will reapply during the first half of 2008. Upon the news of non-approval, investors panicked out of UCB’s shares, sending them to their lowest local currency prices since we first invested in them, around the major global stock market bottom of 2002.

We recently capitalized on the opportunity by nearly doubling the size of our holding at merely 11%-12% higher local currency prices than we originally paid in 2002.

     Even if Cimzia doesn’t receive regulatory approval for the treatment of Crohn’s Disease, it is expected to receive FDA approval any day now for the treatment of Rheumatoid Arthritis and, shortly thereafter, for the treatment of Psoriasis.

     In addition, UCB is working with Amgen in development of a novel sclerostin antibody treatment for bone loss. Filings have recently been made for Neupro for treatment of advanced-stage Parkinson’s Disease in adult patients. Furthermore, in oncology, UCB has completed its Phase II a trial for CDP791 for the treatment of non-small cell lung cancer and is scheduled to present its results shortly. Down the line, results are expected in 2011 on testing a new treatment for NHL (having nothing to do with hockey).

        We‘ve owned our UCB investment (our seventh largest overall at approximately 9% of our net assets upon recently nearly doubling the size of our holding) for a bit more than five years and have a 75% gain over this time, mostly from the Euro gaining ground vs. the US Dollar.

   Although actually among our Weakest Seven for the year of 2005 because investors had not as yet rewarded this standout company for its vision and future growth prospects, that held UCB back to only a 6% increase in 2005 share price (in Euros), it came atop a 35% improvement in 2004 (U.S. Dollars) and a 20% gain in 2003.

In 2006, it increased 46%, making our Strongest Seven.

This past year of 2007, it fell 34% in US Dollars. As I’ve said many times over the years about stocks which had underperformed for a year or more, here or there, “I would not be surprised if UCB, like many before it among our Weakest Seven, becomes   one of our next year’s Strongest Seven.”

4. Skako Industries

(Formerly VT Holding)

Skako used to be called VT Holding, our lone remaining Danish investment. It is the next most important (ninth largest overall in our portfolio accounting for roughly 3% of our net asset value at year-end) of our Weakest Seven for the latest year of 2007, as it returns from its one-year pause in 2006, after having been among our Strongest Seven stocks of 2004 too.

  This industrial conglomerate has maximized shareholder value in recent years through selling off less desirable businesses to clean up its balance sheet and repurchasing its own shares, resulting in much less debt, higher cash and fewer shares to divide their earnings among.

Its name change to Skako, its last remaining operating subsidiary, is exactly what our British holding Roxboro did recently when it changed its name to Dialight, its last remaining operating unit.

At first, it appears that VT (Skako) performed poorly in 2005, as its share price declined 32% in local currency. However, like our holding in Dialight PLC (formerly known as Roxboro), VT sold a substantial portion of its operating businesses in 2005, changed its name to its last remaining subsidiary, and returned to shareholders such as Z-Seven Fund substantially all of the proceeds from these divestitures in abnormally large distributions of cash. In Skako’s case, we received over $147,000 in cash distributions during 2005, so that its year-end market value of approximately $378,000 should be adjusted to $525,000 ($378,000 + $147,000 = $525,000) and, therefore, what appears to be a loss of 32% in Skako during 2005, based upon share price alone, is actually a total-return profit of 11%.

This comes atop its 48% gain in 2004 in U.S. Dollars, which came mostly from the real increase in share price in local currency.

In the year of 2006, Skako’s cash distributions were more modest, as no further business disposals were made. Nonetheless, Skako was one of our best income producers in 2006. Even before dividends, Skako stock price advanced by 43% in US Dollars, in 2006.

     During the latest year of 2007, Skako lost 43%, but just 34% net of a significant dividend, the same percent decline as UCB

     Although Skako continues to be a bargain and is not well known to local or international investors, qualities that give it a lot of upside potential over the long-term, particularly if it can reinvest much of the cash proceeds from sold businesses into new sources of earnings and in additional share repurchases, it is not yet doing so and may not ever. The lone operating unit that remains is highly cyclical, which makes it a likely candidate for sale when the opportunity arises, since it could become vulnerable to the recession spreading onto the European continent.

5.  Brewin Dolphin PLC

This one now accounts for nearly 3 % of our net assets, and therefore, it is being discussed after SKAKO but before Dialight. While this British broker and investment manager (same business as Rathbone which is our third largest investment) had another poor showing during the finishing 6 months of 2007, as investors panicked for the same reasons as Rathbone, namely as a result of being afraid the problem instruments causing concern amongst banks and brokers would cause trouble for Brewin. This reversed a strong initial 6 months of 2007 and Brewin share price declined nearly 10% for all of 2007, although a substantial dividend brought its total net return to a decline of a little more than 6% (in US Dollars.)

This serves to consolidate four great years in 2006 when Brewin advanced 25%, following a gain of 63% in 2005, which, in turn, was following an advance of 42% in 2004, and after its more than doubling (145% rise) during the year of 2003.

These gains followed a rough time for the company. Fortunately, we sold nearly half of our shares in Brewin Dolphin during the first year we held them, at a profit, after a sharp rise in its price.

     Years later, in 2002, we said, “perhaps Brewin Dolphin and other stocks among our Weakest Seven during 2002 will be among our strongest next year, as has been the case this year and many times before”.  Sure enough, that’s exactly what happened, both for 2003 and 2004 and again in 2005. Now, it’s back amongst our Weakest Seven; however, losing merely 6% in 2007, amidst the storms surrounding London prices, in general, and the stock broker industry, specifically, is actually, relatively speaking, something of an accomplishment!

     Those Brewin shares still remaining, after the initial sales were made, are now back in the black, nearly double what we paid for them.

     We are concerned, nonetheless, about the immediate future, particularly if we are correct in looking for a multi-year bear market in stocks, as this can dissuade new clients from seeking investment management and can pressure assets under management from within. As a result of these factors and changes in management, we are likely to eliminate our Brewin holding in the near future.

6.  Dialight PLC

(Formerly Roxboro Group)

Our second smallest in this section, at less than  2% of our net asset value, is Dialight PLC, as renamed for the final remaining operating unit of what had been the British electronics and controls holding company of Roxboro Group PLC, a little-known (like most of our investments) British manufacturer of electronic controls that reduced its capitalization in mid-2003 when it returned to us and other shareholders the proceeds (net of debt repayment) of the sale of its aerospace instrumentation business. In late 2005, the remaining operating companies were sold with the exception of the U.S. based Dialight, a rapidly growing manufacturer and developer of state-of-the-art lighting products and systems, mostly for telecommunication and for traffic control.

 Its share price increase was about 14% during the previous year of 2006 (US Dollars). Before that, our prices supplied by our data source are in local currency and it advanced 16% (in Pounds Sterling) during the previous year of 2005, after gaining 64% in 2004 for a two-year advance of 90% (nearly doubling), not even yet including a massive income and return of capital distribution in 2005, upon the latest divestitures.

To share with you the significance of Dialight’s distributions in 2005, including 2005 distributions, Dialight actually more than doubled for us during the latest two years and earned us a total return for 2005 of a whopping 60%.

In the most recent year of 2007, its share price declined 47%, in Pound Sterling, but less in US Dollars, net of the dividend .

Dialight’s traffic signal business, once so promising because of their proprietary technology, has turned down, as several US municipalities have delayed and deferred some orders. In Europe, orders continue to accelerate, albeit from a smaller base. Because of its cyclicality, this investment could become a candidate for sale in the near future.

7.  Novartis

This is the very smallest of our Weakest Seven for 2007. Because our portfolio now has less than 14 stocks Novartis is both our 6th worst performer as well as our 6th best for the year of 2007. As such, please read more about Novartis in our Strongest Seven section on page 40 ..

Well there it is!  Every single one of the stocks we held last year and still own. But…isn’t there still something missing?

STILL SOMETHING

MISSING?

Yes, there were more than 12 stocks owned the previous year, two more to be exact, as stocks that were eliminated from our portfolio during 2007 are.

Barratt Development PLC

The largest of our best performers in 2006, just as it was the previous year of 2005, as it started 2007, comprising nearly 14% of our net asset value. Barratt had the dubious distinction of being the largest among our worst performing holdings in 2004, when its share price “merely” increased by 18%. This was not enough to earn Barratt an accustomed place among our Strongest Seven. Barratt was the biggest of the best performing investments during the previous year. Barratt Development PLC, now the #1 British housing developer, performed well enough to repeat for the third year in a row, as one of our Strongest Seven in 2001 – 2003. Most of that time we were in a bear market on both sides of the Atlantic.

With a 43% rise in its share price (U.S. Dollars) during its last full year in our investment portfolio (2006), it was tied for our 4th largest % gainer, making our Strongest Seven during 5 of its last 6 years.

  In fact, its prior year increases of 66% in 2005 and 18% in 2004 and 54% in 2003 and 3%, during a very hard bear market year in 2002, came after a 38% jump in share price the year before, and that does not even include a considerable dividend.

 Barratt had multiplied nearly 7-fold for us on a total return basis (including dividends) during its last six years (2001 – 2006).  Keeping in mind that only during the four most recent of those years did the British market have favorable conditions (like our experience in the United States during the same period) and that many publicly traded British companies have lost money for investors during their last six years, as a result of a deep decline ending in 2002/2003, our nearly 7-fold success on Barratt is indeed impressive.

Since first purchased around year-end 1998, Barratt’s market price increased more than 30% in just over a year.  At that time, as rising interest rates on both sides of the Atlantic made us take a hard look at the risk of each of our holdings, we sold less than half of our shares.  Specifically, although Barratt’s profits were growing during most of the 1990’s, their earnings for the most part were only strong when it had a favorable economic wind at its back.  When viewing Britain’s last major recession (1989 - 1992), Barratt was not able to buck the down years, and suffered a couple of miserable years.

The company had been progressing just fine afterward, however, even when mortgage rates were rising and even in the last recession.  As a result, we purchased some 30% more Barratt back in the initial quarter of 2001.

 A factor favorably impacting Barratt’s price is that it was among the few companies continuing to have its shares trade at bargain price/earnings multiples even though it demonstrated its ability to achieve earnings growth in the last difficult economic environment.

 My main concern is that Dave Pretty, Barratt’s CEO, just retired last year and was replaced by someone from outside the company and even outside the industry, after a year of uncharacteristically flat results. As a result, we kept much closer tabs on this one than we normally would have. When they immediately acquired Britain’s next biggest home builder, showing new management was departing radically from the very successful policy of growing the business internally that retiring management had long and steadfastly stuck with, we then sold what was our largest holding. Four years earlier, Barratt’s then CEO was suddenly killed in a car accident, but we were comfortable with Dave Pretty’s promotion from another top spot to take his place.

 This is not the same, so, even though the company is still in fine shape, we were not comfortable to have this “ship without a rudder” on our portfolio at all, going forward, let alone having 14% of our assets invested in it.

Barratt was sold at about 7 times what we first paid back in 1998 and it was a good thing that we did, as Barratt was hit particularly hard in the 2nd half of 2007 London stock melt down, losing more than half of its value in only that half year after our sale.

Forrester Research

Forrester Research was, by far and away   the smaller of the two stocks that we sold in 2007 and one of the smallest overall at less than   2% of our net assets

Forrester was only in our portfolio for six and a half years when sold.  It has a sparkling balance sheet and Forrester is debt free, despite having made a substantial recent acquisition.  In fact, Forrester’s cash and equivalents plus marketable securities are more than five times all liabilities except deferred revenue.

  We still had a small loss (roughly 1 1/2%) on our Forrester investment, as we entered 2006.  Keep in mind that this had been through a horrific period for investing in the U.S. Internet related tech stocks (less than five years).

In their sixth and most recent year in our portfolio of 2006, our Forrester shares became profitable with an advance of 45%, one of our best performers in 2006. All in all, Forrester has increased 43% in nearly six years for us through the end of last year (2006).

 In our previous annual report (2005), I stated, “During the latest year of 2005, Forrester’s market price rose not quite 5%, qualifying as one of our Weakest Seven, but, given its long dormant price and with renewed and accelerating earnings growth, it wouldn’t surprise me to see Forester among our Strongest Seven”

     Nonetheless, Forrester had a very hard time staying in the black during the past recession, as the internet business that they perform research on was undergoing a shakeout from its initial high growth era.

     As a result, despite lots of respect for their entrepreneurial and forward-thinking management and much admiration for their amazing balance sheet strength, we made the determination that Forrester’s earnings and stock price are potentially very vulnerable to an economy that is heading down. We wish them well.

     When we sold Forrester late this year of 2007, we only had a gain of 000% ..

     Many an internet-related tech stock, from Amazon to Yahoo lost money for their investors, over the same period of time.

      In conjunction with our sell discipline, we are making our portfolio as safe from the risk of recession as we are able. In addition to Barratt and Forrester, we began to sell our Ballantyne of Omaha holding in the 4th quarter of 2007 and, by January of the new year (2008),    completed its elimination and have targeted  Dialight, SKAKO, and Brewin Dolphin, all among our smallest holdings, for sale.

And something else?

     Yes. In fact, we now do have something else…a new investment made in the 4th quarter of 2007, when a weak stock market and a lack of following for this still-smallish but rapidly growing company made their stock a rare bargain within a still overvalued stock market, in general: PetMed Express.

     Our research was just rewarded in the company’s first (and latest) earnings report since our investment, a 60%-plus rise in operating earnings, at the same time that traditional pets products retailer Pets Mart reported a substantial earnings drop. PetMed is redefining how pet prescriptions are filled and garnering a reputation and customer loyalty for giving pet owners the best of value prices along with good, fast and reliable service.  We believe that their growth potential and strong capability in generating cash, may make PetMed one of our fund’s best investments ever!

Our First 20 Years / Our Next 20 Years

OUR FIRST 5 YEARS

On December 29, 1983, Z-Seven Fund began as a publicly-traded investment company (“closed-end fund”) designed to allow small and medium sized investors to invest in the companies which meet my seven investment criteria for stock selection, at a point when I was closing my doors first to all but large clients and, shortly after, to all private clients.  At that time, it was important to not have too many dollars to invest in too few stocks.  It was also a vehicle for me to invest my own money in the same stocks without competing with clients and/or shareholders.  When it began, I invested one million dollars of my own funds in the initial public offering more than 20 years ago.

Our first year of operations, 1984, was a difficult year for the small and micro cap stocks in which we generally invest.  Our value/growth discipline held its own, so our investment portfolio had a flat year when many of our peers would have liked to have done as well.  Because of our tiny size, our operating expenses (plus amortized start-up costs) were significant enough to have caused a slight dip in our Net Asset Value (“NAV”).  Our shares traded lightly in a narrow range and closed the year basically unchanged.

As history often repeats itself, it may be valuable to view the latest year of 2007 similarly, a year in which small and micro caps were again out of favor and our discipline again holding its own with a flat year and high expenses causing a slight dip in our NAV. In both years, our shareholders lost nothing, as our share price was flat in 1984 and up in 2007.

During our second year, our NAV performance topped all closed-end funds, even those specializing in hot (at the time) Pacific Rim markets which we avoid, with the exception of Japan, due to political and currency risk factors, with a gain of 44.5% (source: No-Load Fund Investor).

As a new fund, we were still not well known; so, our share price did not increase despite such outstanding performance.

Therefore, our priority beginning with year three, 1986, was to make the investing public more aware of our success.  I became president of Z-Seven to tell our story.  Our NAV grew 50.9% before expenses and with better shareholder communication, our share price more than doubled.  The Value Line Index was up only 4% in 1986.  Every single one of our 24 largest investments advanced in price that year.

Then came 1987, the year of the October crash.  Although I was not astute enough to have avoided the debacle (as many others “claim” to have been), 1987 provided helpful peak (mid-year) and trough (year-end) points for us to measure our performance over what I consider to be more meaningful periods than just one quarter or even one year.

A full stock market cycle takes into account the rally phase as well as the declining segment.  From the secondary stock trough at year-end 1984 to the succeeding peak in mid-1987, down to the following trough at year-end 1987, we experienced a complete stock market cycle.

We were fortunate to have achieved an annually compounded growth rate of 31% over the trough-to-trough stock market cycle.  As to the previous full stock market cycle, peak-to-peak from year-end 1983 until mid 1987, we compiled an annually compounded growth rate of 34%.

In particular, our largest 12 investments were still all profitable after the crash, having on average more than doubled over less than 2 ½ years average holding period.

In summary, during our first five years of operation, our biggest disappointment was that a planned initial public offering of two million shares was cut to only 900,000, resulting in a much smaller fund than we anticipated.  As we grew, we began to repurchase our shares in 1986 at even small discounts to the NAV, thereby making our tiny fund even smaller, but, importantly creating a floor for our share price just below the NAV.

Frank Capiello’s Complete Guide to Closed-End Funds ranked Z-Seven first in performance among general equity closed-end funds.  Our growth of 154% during our first five years was considerably better than the 98% gained by the second ranking general equity closed-end fund.

OUR SECOND 5 YEARS

During our second five-year period (1989 – 1993), our portfolio underwent considerable change.  The Dow topped in 1989 nearly four times what it was at the 1982 bottom.  Our search for value among quality growth companies took us more and more into foreign (particularly U.K.) traded shares, and we ended the year with nearly 80% of our portfolio invested in foreign stocks, nearly all in Europe. By the end of 1989, our five- year performance results (as compiled by Complete Guide to Closed-End Funds) had improved from +154% to +169%, while the second-best among general equity closed-end funds went from +98% to +110%.

As we entered the 1990’s, interest rates were rising at home and abroad, which did not bode well for U.S. and foreign stock markets.

In a bear market year (in which other closed-end funds invested primarily in European stocks had losses of 17% to 67%) in 1990, we considered our 5% loss in our investments and 1% decline in share price to constitute excellent defensive performance.

As day follows night, 1991 was an easy year to profit as equity investors.  While it was gratifying that our portfolio showed growth of 54% (our best year ever), it was more meaningful that we did not have to climb out of a hole from the prior year’s bear market.

Likewise, it is our goal to again deliver terrific defensive performance, as we did as recently as 2002, in what I believe to be bear market conditions currently in prospect for at least 2008 and 2009. We hope to achieve similar results of not having to recover losses from the bear market before we can enjoy the best years, which generally come at the beginning of a new bull market. No guarantees, but, the possibilities do exist. Why not sell our shares now and buy them back two or so years down the road?

It is extraordinarily rare to find an investor with the internal discipline to get back in before the biggest part of the advance goes by, potentially costing tremendous opportunity to profit. Our discipline will force us to make quality growth investments when few are brave enough to.

Debate about the European Union made 1992 a year of controversy and difficult conditions for both European equities and the Pound Sterling.  As a result, the Unlisted Securities Market Index in Britain fell back to multi-year lows, but more than half of our holdings bucked the trend, including our largest investment, Airtours, which, after being the #1 performer in London the prior year (more than quintupled in 1991) rose another 35% in 1992.  Those that did decline in 1992 though dragged our overall portfolio down to a decline of 12½% and, after expenses, a 14% decline in NAV, one of only two years of double-digit declines in NAV in our 24- year history.  In the following year, we recovered with 19% growth in our portfolio (15% in NAV).

All in all, our second five years produced further growth as we extended the 154% gain during our first five years to 226% growth for our portfolio for the entire first decade.

During the first four years of the 1990’s (1990 – 1993) we ranked number two (behind Swiss Helvetia Fund) in performance based upon share price among all closed-end funds which invest primarily in Europe, with a 40% gain, in sharp contrast to the 21% decline suffered by the average of all other closed-end funds investing in Europe.

OUR SECOND DECADE

Entering the next five years (1994 – 1998), our conservative approach resulted in a slight gain in 1994 (when the Russell 2000 Index declined more than 3%) and an increase in our investment portfolio of better than 32% in 1995.

Our total return (share price), as measured by Lipper, ranked #1 for the year of 1995 among all 98 “world equity” closed-end funds.

Although 1996 was not spectacular for us, we surpassed the Swiss Helvetia Fund with a 109% total investment return for the first seven years of the 90’s, more than double the 51% return of the Swiss Helvetia Fund.  In fact, Swiss Helvetia was one of only two closed-end funds invested primarily in Europe (other than Z-Seven) that registered any gain at all in these 7 years.

The lack of sufficient values meeting our criteria in 1995 played a significant role in our decision to distribute substantial capital gains in 1995.  The distribution was so well received by our shareholders that our board decided to distribute our capital gains again in 1996.

During 1995 and 1996, we distributed $3.02 per share (adjusted for the 1997 2-for-1 stock split), nearly two-thirds of our adjusted net asset value at inception.

In 1997, after 21% growth in our investment portfolio, we split the shares 2-for-1 (the second split in our history) and paid another $1.45 (split adjusted) in actual and deemed (income tax) distributions, for a combined $4.47 per share for the three years.

The distributions of 1995 – 1997 constituted a 97% return on original net asset value.  During those three years alone, our original shareholders got back virtually their entire original investment.

By 1998, our portfolio had many new U.S. stocks, thanks in part to a second-half mini-bear market which took the Russell 2000 Index down 38% from its first-half peak, and enabled us to have an abundance of secondary shares to choose from and the occasional big cap (like Oracle Corp.).  By year-end, over 70% of our portfolio was invested in the U.S., not Europe, as had been the case through most of the 90’s.

Much of this however, was “fool’s gold”.  The U.S. speculative bubble would soon be boiling over - only 14 ½ months later the NASDAQ Composite Index soared over 5,000.

An unusual recession free period from 1992 – 1998 made our six years of double-digit operating earnings growth requirement an easy test to pass, even for some cyclical companies.

All in all, for our third five-year period (1994 – 1998), our investment portfolio grew 108%. For the decade (1989 – 1998), it increased by 207%; and for the 15 years since inception by 578%.

Our following five-year period ended in 2003 (1999 – 2003) and has witnessed both the end of the speculative bubble (1999 – early 2000) and the beginning of what I believe to be a once-in-a generation secular bear market to cleanse the excesses of the 90’s, similar to that of more than 30 years ago here in the U.S.

I was fortunate to have begun my career on Wall Street in 1972 in the midst of the last US secular bear market.

The late 80’s speculative bubble burst in Tokyo, ultimately leading to a 14-year secular bear market there.  Whether or not the current bubble buster is 14 years long, as it was most recently in Japan, we are far from seeing the kind of valuations needed for a lasting long-term bull market.

While our net asset value rose 20% in 2003 (and our pre-expense return on our portfolio even more), the previous few years were tough for most investors, as bear market conditions in 2000 - 2002 were brutal.  Fortunately, we had only one year (2001) when our net asset value was substantially impacted, while the defensive qualities of our stock selection method allowed us to weather the storm in two of the three years, including a slight profit on investments (before overhead expenses) in the last year of the bear market (2002).

With the decline in 2001 however, along with 16 years (1986 – 2002) of creating a floor for our shares at (or slightly under) net asset value by repurchasing shares in the open market, our already small fund has become too small to be as efficient as we would like it to be.  No longer is small necessarily beautiful for Z-Seven.  Recognizing these changes and rising to the challenges that changing times bring are just part of what makes me even more hopeful of our ability to help our family of shareholders during the next 20 years.

OUR NEXT 20 YEARS

I recognize that our shareholders, like shareholders of most companies, are more interested in gaining a handle on the future than they are in reviewing the past.  Fortunately, in our case, our time-tested seven criteria for stock selection remains a constant.  It is a common-sense approach to stock selection that is designed for “all seasons”, as our strict requirements protect us from a number of unforeseeable changes in markets and economies.

Still, the past is quantifiable and measurable, while the future is … the future.  The fact is that I may become most optimistic about the future of our investment portfolio when very few investors will be able to find the courage to be optimistic about anything because it is usually only after a long, painful decline in share prices that an abundance of value, like the one we hope for, is likely to return.  The disciplined investor should then be able to make unusually profitable investments with less risk.

One thing is certain about the “Next 20 Years” and that is that the first four of the “Next 20” have been completed and although some quarters have seen market strength and others weakness, we are pleased to have made money on our investment portfolio (before operating expenses) in 12 of the first 14 quarters of “The Next 20 Years”, thus far, with minimal setbacks in the other two quarters. In addition, we have had minimal setbacks in the last 2 quarters of 2007, which followed.

Some market sectors have done much better than others and yet, in 2007, being nearly flat in our performance, in a year of turmoil in London, our 2nd most important market, was aided by our timely elimination, during the 2nd quarter of 2007, of Barratt Development PLC, our largest holding at 7 or so times what we initially paid for it. This helped tremendously because it was more than double the price it ultimately closed 2007.

Although we are likely to have to rely upon the defensive nature of our criteria and past experience to successfully guide our fund through the challenging waters, which appear to have returned, as we anticipated through at least the following two years, it will be worth the wait.

    What is likely to follow will be another value investors’ bonanza, a once-in-a generation opportunity (like 1974) to buy into some of the best-managed businesses in the world at bargain basement prices.  As a result, I’m thrilled about the prospect for what may afterwards be a decade or more of superior returns.

    We are opening our doors, through our conversion from a closed end fund to a mutual fund, to growing the asset base of our fund to a more cost-efficient size.  We strongly feel that the time is right for us to make this move and it is one reason why I am so excited now and why I envision a very profitable long-term future.

Performance and Financial Information

In the table below, we have outlined earnings growth, balance sheet statistics, and share price performance for Z-Seven Fund’s twelve largest investments at year-end (comprising 98% of our common stock market value).

	Earnings Growth		Current Balance Sheet
	(1996-2006) (a)		Total Debt
	# of	Annually	(long and short)	US	Dollar
	Down	Comp.	as % of	Share	Price
	Years Earnings	Growth Rate	Working Capital	12/31 2006	12/31 2007	% Dif.

1. Balchem	1	+ 21%	NO DEBT!	17.12	22.38	+31%
2. Techne Corp.	0	+ 23%	NO DEBT!	55.45	66.05	+19%
3. Rathbone PLC	2	+ 17%	14^%	23.45	20.90	-11%
4. FactSet Research	0	+ 26%	NO DEBT!	56.48	55.70	-1%
5. PetMed Express	2	+ 62%	NO DEBT!	NEW*	12.10	NEW
6. Lindt & Sprungli	0	+ 16%	2%	2464.6	3462.44	+41%
7. UCB	0	+ 11%	0%	68.50	45.35	-34%
8. United Guard.	3	+ 17%	116%	9.01	10.41	+16%
9. Skako.	3	+ 3%	NO DEBT!	57.49	34.22	-43%
10. Brewin-Dolphin	3	+ 19%	2%	3.64	3.28	-10%
11. Ballantyne of Omaha	2	0%	NO DEBT!	5.24	5.85	+12%
12. Novartis	0	+4%	54%	57.55	54.85	-5%
Z-Seven’s Portfolio	1	+15%	5%			+1%
S&P 500 Index	2	FILL IN	FILL IN	1418.30	1468.36	+4%

(a)Companies which have fiscal years reported for 2007 have been updated to 1997-2007

* PetMed was first purchased in the 4th quarter of 2007

Special Feature of the Fund

Bonus/Penalty Performance Incentive

Z-Seven’s net asset value performance (after expenses) must exceed the S&P 500 by ten percentage points (as an example: 15% for Z-Seven vs. 5% for the S&P 500) for the Adviser to earn a minimum quarterly bonus of one quarter of one percent.

This unique bonus/penalty arrangement between Z-Seven and its Adviser is not just theoretical.  It is one resulting in actual payments to or by Z-Seven’s Adviser.  As recently as 2001, the Adviser paid performance penalties totaling $139,003.

The performance arrangement compares Z-Seven’s net asset value (even after all ordinary expenses) vs. an expense-free S&P 500 for the latest 12-month period.

 Shareholders voted on March 14, 2006 to approve the new investment advisory agreement to replace the arrangement in the box to the right, which has been used since our inception, about 23 years earlier. There is still be a bonus (or penalty) paid on either outperforming or underperforming the S&P 500 Index, but the amounts paid in either direction are now reduced by 70%, across the board.

Special bonus/penalty incentive:

Trailing 12 months	Quarterly
% Point Difference	Bonus/Penalty
0 to 9.9	0%
10 to 14.9	1/4%
15 to 19.9	3/8%
20 to 24.9	1/2%
25 to 29.9	5/8%
30 to 34.9	3/4%
35 to 39.9	7/8%
40 to 44.9	1%
45 to 49.9	1 1/8%
50 to 54.9	1 1/4%
55 to 59.9	1 3/8%
60 to 64.9	1 1/2%
65 to 69.9	1 5/8%
70 to 74.9	1 3/4%
75 to 79.9	1 7/8%
80 to 84.9	2%
85 to 89.9	2 1/8%
90 to 94.9	2 1/4%
95 to 99.9	2 3/8%
100 or more	2 1/2%

Investment Objectives and Policies

The investment objective of the Fund is long-term capital appreciation through investment in quality growth companies whose shares are undervalued.

Foreign Securities

The Fund may invest up to 100% of its total asset value in securities of foreign issuers.  Only developed markets, not emerging markets, are considered safe for our global diversification.  As a result, in our own Western Hemisphere, we invest in the U.S. and Canada only (not in Latin America).  In Europe, we invest only in Western and Northern nations, not in Eastern countries.  In the Pacific, we have only invested in Japan and Australia.  We do not invest in Africa or Asia (other than Japan).

Options on Stock Indices and

Index Futures

The Fund may purchase and sell call and put options on stock indices and index futures traded on U.S. or foreign stock exchanges as an alternative method of hedging market fluctuations, or to hedge against the possible opportunity cost of a large cash holding.  Purchases and sales of options will also be made to close out open option positions.

Foreign Currency Contracts

The Fund currently engages in hedging as a means of risk protection against losses due to adverse currency fluctuations.  To this extent, the Fund engages in transactions using forward currency exchange contracts.  Since there is no initial payment or any cash payments on daily mark-to-markets using foreign currency contracts, this hedging method gives the Fund the ability to invest all of its assets in common stocks.

Net Asset Value Calculation

Now that we have become an open-end fund, we publish our NAV daily, but, it may or may not be picked up by the press, as they tend to limit the funds they report based upon the amount of assets in each fund.

General Information

The Fund

Z-Seven Fund, Inc. is a non-diversified, open-end mutual fund, succeeding, in 2007,  a closed-end fund begun in 1983.

The Fund is managed by TOP Fund Management, Inc., (the Adviser), whose president is Mr. Barry Ziskin.

Reinvestment of Dividends and Capital Gains

When we were a closed-end fund, a dividend and capital gains reinvestment program was available to provide shareholders with automatic reinvestment of their dividend income and capital gains distributions in additional shares of the Fund’s common stock.

As an open-end mutual fund, we automatically reinvest all distributions annually, unless shareholders wish to receive cash instead.

Z-Seven Fund, Inc.
Portfolio Review
December 31, 2007

The Fund's performance figures* for the year ended December 31, 2007, as compared to its benchmark:

		1 Year	5 Years	Inception
Z-Seven Fund		-5.99%	8.30%	4.93%
S&P 500 Index		3.53%	10.79%	9.54%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.

**Inception date is December 29, 1983

Top Holdings by Industry	% of Net Assets	Top Holdings by Industry		% of Net Assets
Specialty Chemicals	17.6%	Confection		9.4%
Investment Managers	15.4%	Manufacturing		3.3%
Biotechnology	12.5%	Industrial Audio/Video Products		2.6%
Information & Research Services	12.0%	Electronic Components		1.8%
Pharmaceuticals	11.1%	Other, Cash & Cash Equivalents		4.3%
Veterinary Products	10.0%			100.0%

Please refer to the Schedule of Investments in this annual report for a detailed analysis of the Fund's holdings.

Z-Seven Fund, Inc.
Schedule of Investments
at December 31, 2007

Common Stocks	Shares	Value
Biotechnology - 12.5%
Techne Corp. *	15,900	$ 1,050,195

Confection - 9.4%
Lindt & Sprüngli AG	230	796,361

Electronic Components - 1.8%
Dialight PLC	60,684	154,621

Industrial Audio/Video Products - 2.6%
Ballantyne of Omaha, Inc. *	37,200	216,504

Information & Research Services - 12.0%
FactSet Research, Inc.	18,200	1,013,740

Investment Managers - 15.4%
Brewin Dolphin PLC	77,400	254,220
Rathbone Brothers PLC	50,100	1,047,158
		1,301,378
Manufacturing - 3.3%
SKAKO Industries A/S	8,100	277,144

Pharmaceuticals - 11.1%
Novartis AG	3,460	189,786
UCB	16,552	750,681
		940,467

Z-Seven Fund, Inc.
Schedule of Investments (Continued)
at December 31, 2007

Common Stocks	Shares	Value
Specialty Chemicals - 17.6%
Balchem Corporation	50,350	$ 1,126,833
United Guardian, Inc.	35,000	364,350
		1,491,183
Veterinary Products - 10.0%
PetMed Express, Inc. *	70,034	847,411

Total Common Stocks - 95.7%
(Cost $4,454,621)		8,089,004

Options	Contracts
Mini Nasdaq 100 Index Puts @ $225, Expire January 2008	35	56,000
Mini Russell 2000 Index Puts @ $87.50, Expire February 2008	70	72,100
Total Options - 1.5%		128,100
(Cost $93,835)

Total Investment in Securities - 97.2%
(Cost $4,548,456) (a)		$ 8,217,104

Assets less other liabilities - 2.8%		232,542
Net Assets - 100.0%		$ 8,449,646

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $4,582,721 and differs from market value by unrealized appreciation/(depreciation) of securities as follows.
Unrealized appreciation	$ 3,874,649
Unrealized depreciation	(240,266)
Net unrealized appreciation	$ 3,634,383
* Non-income producing investment.

Z-Seven Fund, Inc.
Statement of Assets and Liabilities
at December 31, 2007

Assets
Investments in securities, at value
(identified cost $4,548,456)	$ 8,217,104
Cash	148,264
Dividends, tax reclaims and interest receivable	113,693
Foreign currency, at value (identified cost $20,514)	19,906
Unrealized gain on forward foreign exchange contracts	17,278
Receivable for securities sold	16,245
Prepaid expenses and other assets	4,460
Total Assets	8,536,950

Liabilities
Due to investment advisor	20,337
Accrued expenses and other liabilities	66,967
Total Liabilities	87,304
Net Assets	$ 8,449,646

Net Assets Represented By
Paid in capital [$1 par, unlimited shares authorized]	$ 5,662,629
Accumulated net realized loss on investments, options,
forward contracts and currency transactions	(912,164)
Net unrealized gain on investments, options,
forward contracts and currency transactions	3,699,181

Net Assets (equivalent to $6.03 per share based on
1,400,289 shares of capital stock outstanding)	$ 8,449,646

Z-Seven Fund, Inc.
Statement of Operations
For the Year Ended December 31, 2007

Investment Income:
Dividends, net of foreign withholding tax of $11,735		$ 158,699
Interest		73,195
Total investment income		231,894

Expenses:
Investment advisory base fee	$ 135,595
Less Performance Penalty	16,824
Net investment advisory fee		118,771
Legal fees		52,510
Administration fees		47,130
Compliance officer fees		22,083
Accounting fees		22,042
Audit fees		18,401
Transfer agent fees		17,334
Custodian fees		16,683
Directors' fees and expenses		12,803
Distribution (12b-1) fee		9,840
Printing and postage		4,128
Registration expenses		2,066
Miscellaneous fees & other expenses		9,706
Total expenses		353,497
Net investment income		(121,603)

Realized & Unrealized Gain (Loss) on Investments and
Foreign Currency Related Transactions
Net realized gain on investments and options		1,010,779
Net realized gain from redemption in kind		615,090
Net realized loss on forward contracts and foreign currency transactions		(56,291)
Change in unrealized depreciation of investments and options transactions		(2,112,238)
Change in unrealized appreciation of forward contracts and foreign
currency transactions		17,332
Net realized and unrealized loss on investments, options and foreign
currency transactions		(525,328)

Net decrease in net assets resulting from operations		$ (646,931)

Z-Seven Fund, Inc.
Statements of Changes in Net Assets
For the Years ended December 31, 2007 and December 31, 2006

	2007	2006
From Operations
Net investment income	$ (121,603)	$ 100,841
Net realized gain / (loss) on investments, options, forward
contracts and foreign currency transactions	1,569,578	(780,801)
Change in unrealized appreciation (depreciation) of investments,
options, forward contracts and foreign currency transactions	(2,094,906)	1,825,251
Net increase / (decrease) in net assets resulting from operations	(646,931)	1,145,291

Distributions to Shareholders
From net investment income	(8,634)	(87,763)

From Capital Share Transactions
Proceeds from shares sold	440	-
Dividends Reinvested	6,163	-
Payments for shares redeemed	(2,822,283)	-
Redemption fee proceeds	58,233	-
Net decrease in net assets from capital share transactions	(2,757,447)	-

Total Increase (Decrease) in Net Assets	(3,413,012)	1,057,528

Net Assets
Beginning of Year	$ 11,862,658	$ 10,805,130
End of Year*	$ 8,449,646	$ 11,862,658
* Includes undistributed net investment income (loss) of:	$ -	$ 8,603

Z-Seven Fund, Inc.
Financial Highlights

The following represents selected data for a share outstanding throughout each period.
Financial Highlights include five years of information
	For the year ended December 31,
	2007	(c)	2006	2005	2004	2003
Net asset value, beginning of year	$6.42		$5.85	$5.57	$4.96	$4.12
Net investment income (loss)	(0.06)	(a)	0.05	0.05	(0.08)	(0.10)
Net realized and unrealized gains (losses) on investments
and currency transactions before income taxes	(0.35)		0.57	0.22	0.69	0.94
Total increase (decrease) from investment operations	(0.41)		0.62	0.27	0.61	0.84
Distributions to shareholders from net investment income	(0.01)		(0.05)	(0.06)	0.00	0.00
Paid in capital from redemption fees	0.03		0.00	0.00	0.00	0.00
Impact of treasury stock repurchases	0.00		0.00	0.07	0.00	0.00
Net increase (decrease) in net asset value	(0.39)		0.57	0.28	0.61	0.84
Net asset value, end of year	$6.03		$6.42	$5.85	$5.57	$4.96
Total investment return	(5.99%)		10.55%	6.02%	12.30%	20.39%
Ratio of expenses before performance bonus/penalty to
average net assets (b)	3.4%		3.0%	3.4%	3.8%	3.8%
Ratio of expenses to average net assets (b)	3.3%		3.0%	3.4%	3.8%	4.0%
Ratio of net investment income (loss) to average net assets	(1.1%)		0.9%	0.9%	(1.6%)	(2.2%)

Portfolio turnover rate	14.3%		0.0%	0.0%	0.0%	5.8%

Number of shares outstanding, end of period (in 000’s)	1,400		1,848	1,848	1,873	1,873
Net assets, end of period (in 000’s)	$ 8,450		$ 11,863	$ 10,805	$ 10,430	$ 9,289

(a) Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.
(b) Ratios reflect expenses gross of expense offset arrangements and waivers for the years ended December 31, 2003 through December 31,
2007. In the fiscal years ending December 31, 2004 and 2005, the expense ratios include open-ending costs of 0.48% and 0.44% respectively.
(c) On August 1, 2007 the fund converted from a closed end investment company to an open end investment company (See Note 1).

Z-Seven Fund, Inc.

Notes to Financial Statements

December 31, 2007

Note 1 – Significant Accounting Policies

Z-Seven Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company incorporated under the laws of Maryland on July 29, 1983. On August 1,2007 the fund converted to an open ended investment company. Prior to August 1, 2007 the fund was a closed end investment company that became a publicly traded company on December 29, 1983.  From 1983 to the date of conversion the Fund was registered as a closed-end management investment company.

The Fund’s investment objective is long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation – Securities traded on national securities exchanges, other than the London Stock Exchange or NASDAQ, are valued at the last sale price.  Securities traded on the London Stock Exchange are valued at the mid-close price. NASDAQ traded securities are valued at the NASDAQ Official Closing Price (NOCP).  Options are valued at the last bid price.  If no quotations are available, the fair value of securities is determined in good faith by the Board of Directors (the Board).  Temporary investments in short-term money market securities are valued at market based on quoted third-party prices.  Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the date of valuation.

In September of 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements.  SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years.  The Fund believes the adoption of SFAS 157 will have no material impact on its financial statements.   However, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in net assets for a fiscal period.

Distributions to Shareholders – Dividends and distributions of net capital gains to shareholders are recorded on the ex-dividend date.

Investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.  These differences are primarily due to differing treatments of income and gains on foreign denominated assets and liabilities held by the Fund, timing differences, and differing characterizations of distributions made by the Fund.

Z-Seven Fund, Inc.

Notes to Financial Statements

December 31, 2007 (Continued)

Securities Transactions and Related Investment Income – Securities transactions are accounted for on the trade date and dividend income is recorded on the ex-dividend date.  Realized gains and losses from securities transactions are determined on the basis of identified cost for book and tax purposes.

Foreign Currency Translation – The books and records of the Fund are maintained in U.S. dollars.  Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets, and liabilities at the closing daily rate of exchange, and (ii) purchases and sales of investment securities and dividend income at the rate of exchange prevailing on the respective dates of such transactions.

Investment companies generally do not isolate that portion of the results of operations that arises as a result of changes in exchange rates from the portion that arises from changes in market prices of investments during the period.  When foreign securities are purchased or sold, the Fund generally acquires forward exchange contracts as of the trade date for the amount of purchase or proceeds, and no exchange gains or losses are thus realized on these transactions.  Foreign dividends are shown net of foreign exchange gains or losses, which arise when currency gains or losses are realized between the ex-dividend and payment dates on dividends.

Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund’s accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the Fund’s statement of operations.

Forward Currency Contracts – As foreign securities are purchased, the Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks.  The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss.  As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from contract transactions are included as a component of net realized gains (losses) on investments, options and currency transactions in the Statement of Operations.

Z-Seven Fund, Inc.

Notes to Financial Statements

December 31, 2007 (Continued)

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires the Fund’s management to make estimates and assumptions that affect the reported amounts of assets, liabilities, and contingent liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period.  Actual results could differ from these estimates.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2007, the Fund decreased paid in capital by $3,970,164, decreased accumulated net investment loss by $121,634 and decreased accumulated net realized loss by $3,848,530 due primarily to differing book/tax treatment of foreign currency gains and distributions of taxable earnings and profits related to security transactions.

Federal Income Taxes - In the fiscal year ended December 31, 2007, the Fund did not meet the asset diversification requirements applicable to regulated investment companies.  Thus, the Fund did not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code.  However, the Fund had a net investment loss and capital loss carryovers for the fiscal year ended December 31, 2007; therefore, no income tax provision is required.  A full valuation allowance was provided for the deferred tax assets comprising of capital and net operating loss carryforwards at December 31, 2007.  The Fund intends to qualify as a regulated investment company in the upcoming year, therefore, the fund reclassed the net operating loss for 2007, to paid in capital.

The fund is subject to income taxes in years when it does not qualify as a regulated investment company under subchapter M of the Internal Revenue Code.  The fund accounts for income taxes using the liability method, whereby deferred tax assets and liabilities arise from the tax effect of temporary differences between the financial statement and tax basis of assets and liabilities, measured using presently enacted tax rates.  If it is more likely than not that some portion or all of a deferred tax asset will not be realized, a valuation allowance is recognized.

FASB Interpretation No. 48 – On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.

Z-Seven Fund, Inc.

Notes to Financial Statements

December 31, 2007 (Continued)

Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year.  Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended December 31, 2004-2007) for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Fund’s financial statements.

Note 2 – Purchases and Sales of Securities

For the year ended December 31, 2007, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, and U.S. Government securities amounted to $1,313,868 and $2,662,611 respectively.

Note 3 – Foreign Currency Contracts

At December 31, 2007, the Fund had the following open forward currency contracts:

Foreign Currency - Settlement	Local Currency	Market Value (USD)	Unrealized Appreciation (Depreciation)
Buys:
British Pound – 1/23/08	200,000	$397,811	($12,319)
Euro – 1/23/08	260,000	380,266	(2,178)
Swiss Franc – 1/23/08	700,000	619,388	(10,705)
Sells:
British Pound – 1/23/08	200,000	$397,811	$14,365
Euro – 1/23/08	300,000	438,768	5,844
Swiss Franc – 1/23/08	1,000,000	884,840	22,272
			$17,278

Note 4 – Options Transactions

The Fund may purchase and sell call and put options on stock indices that are traded on national securities exchanges as a method of hedging market fluctuations or to hedge against the possible opportunity cost of a large cash holding.  The Fund may liquidate the call and put options purchased

Z-Seven Fund, Inc.

Notes to Financial Statements

December 31, 2007 (Continued)

or sold by effecting a closing sale transaction (rather than exercising the option).  This is accomplished by purchasing or selling an option of the same series as the option previously purchased or sold.  There is no guarantee that the closing sale transaction can be effected.  The Fund will realize a profit from a closing transaction if the price at which the transaction is effected is greater than the premium paid to purchase the option. The Fund will realize a loss from a closing transaction if the price is less than the premium paid.

An option may be closed out only on an exchange, which provides a market for options on the same index and in the same series.  Although the Fund will generally purchase or sell only those options for which there appears to be an active market, there is no assurance that a liquid market on the exchange will exist for any particular option, or at any particular time.  In such event, it might not be possible to execute closing transactions in particular options, with the result that the Fund would have to exercise its options in order to realize any proceeds.

The cost of option contracts purchased, and the proceeds from option contracts sold during the year ended December 31, 2007 were $6,320,976 and $6,447,315, respectively.

Note 5 – Lease Commitments

The Fund is not currently obligated under any lease commitments, but does share certain operating expenses with the Fund’s investment adviser and its affiliates.  See Note 9.

Note 6 – Investment Advisory Fees and Performance Bonus/Penalties

TOP Fund Management is the Fund’s investment adviser (the “Adviser”).  Under an agreement between the Fund and the Adviser, the latter supervises the investments of the Fund and pays certain expenses related to employees principally engaged as directors, officers, or employees of the Adviser.  The agreement provides for base management fees (“base fees”) equal to .3125% per quarter (equivalent to 1.25% per annum) of the average daily net assets of the Fund.  For the year ended December 31, 2007, the base management fees aggregated $135,595.

In addition to the base fees, the Adviser will receive a bonus for extraordinary performance or pay a penalty for under-performance. The bonus/penalty performance arrangement uses the S&P 500 as a measure of performance against which the Fund’s net asset value’s performance will be measured.  The bonus/penalty is payable at the end of each calendar quarter and will not exceed 2.5% of the average daily net assets in the calendar quarter.  The performance penalty can exceed the base fees.  The bonus/penalty arrangement will not become operative unless the performance of the Adviser exceeds, either positively or negatively, the S&P 500 percentage change during the same period of time by more than 10%.  For the year ended December 31, 2007, the performance penalty was $16,824.

Z-Seven Fund, Inc.

Notes to Financial Statements

December 31, 2007 (Continued)

The agreement also provides that if the Fund's expenses on an annual basis (including the base fees, but excluding any bonus or penalty payments, open-ending expenses, taxes, interest, brokerage commission, and certain litigation expenses) exceed 3.5% of the average daily net assets up to $20,000,000 plus 1.5% of the average daily net assets in excess of $20,000,000, the Adviser shall reimburse the Fund for any such excess up to the aggregate amount of the base fees.  For the year ended December 31, 2007, no expense reimbursement was required.

Note 7 – Distributions to Shareholders

On December 26, 2006, a distribution of $0.0475 per share was declared.  The dividend was paid on December 29, 2006 to shareholders of record on December 26, 2006.  On September 17, 2007 a distribution of $0.0059 per share was declared.  The dividend was paid on September 28, 2007 to shareholders of record on September 17, 2007.  The tax character of each distribution was as follows:

Distributions Paid from Ordinary Income - 2006:

  $87,763

Distributions Paid from Ordinary Income - 2007:

  $  8,634

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Capital loss carry-forwards:	$(860,592)
Unrealized appreciation of
securities and currencies	3,647,638
Post-October losses:	(29)
Total	$2,787,017

The difference between components of distributable earnings on a book basis and tax basis is primarily related to post-October losses.   Under the current tax-law, losses realized after October 31 prior to the Fund’s fiscal year-end may be deferred as occurring on the first day of the following year.

The difference between book basis and tax basis unrealized appreciation / (depreciation) is attributable primarily to the tax deferral of wash losses and of market-to-market on forward contracts and options.

Z-Seven Fund, Inc.

Notes to Financial Statements

December 31, 2007 (Continued)

Note 8 – Federal Income Tax Information

At December 31, 2007, the Fund had a capital loss carry-forward of $860,592, which is scheduled to expire as follows: $75,093 in 2011; and $785,499 in 2014.  The carryover will offset any future net capital gains and no capital gain distributions will be made until the capital loss carry-forward has been fully utilized or expires.

Note 9 – Related Parties

Directors of the Fund who are not officers or otherwise affiliated with the Adviser are paid $500 per meeting plus out-of-pocket expenses.  Audit Committee and Independent Committee members were paid $500 ($750 for the Chairperson) plus reimbursement of expenses, for each Committee meeting a member attended.  The maximum amount the Fund will pay per year to each member for Audit Committee meetings is $3,300 ($4,500 for the Chairperson).

At December 31, 2007, Barry Ziskin, an officer and director of the Fund, owned 176,401 shares of the Fund's capital stock, which represents 12.6% of the total Fund shares.  He is also an officer and director of the Adviser.

The Board reviews on an annual basis any expenses the Fund shares with the Adviser and its affiliates.  The Board has approved allocating shared office expenses based generally on the ratio of assets under management between the Fund and the Adviser’s affiliates, subject to annual review by the Board and a maximum allocation of any particular expense to the Fund of 75%.  The Adviser and its affiliates pay compensation related to performance of tasks for the Adviser and its affiliates and the Fund reimburses the Adviser for compensation related to performance of tasks for the Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders

Z-Seven Fund, Inc.

We have audited the accompanying statement of assets and liabilities of the Z-Seven Fund, Inc., including the schedule of investments, as of December 31, 2007, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended.   These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (U.S.).   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.   Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion.   An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.   Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian.   An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.   We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Z-Seven Fund, Inc. as of December 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

February 29, 2008

Z-Seven Fund, Inc.

Information about Directors and Officers (Unaudited)

Name, (Age)

Positions Held

Served

Principal Occupation(s)

and Address

With Fund

Since

During the Past Five Years

Tony Hertl (57)                                   Director

           2/23/07

  Consultant to small and emerging businesses

  since 2000; Retired in 2000 as Vice President of Finance

  and Administration of Marymount College, Tarrytown,

  New York where he served in this capacity for four years.

  Prior thereto, he spent thirteen years at Prudential

  Securities in various management capacities including

  Chief Financial Officer – Specialty Finance Group,

  Director of Global Taxation and Capital Markets

  Controller. Mr. Hertl is also a Certified Public Accountant

Other Directorships: AdvisorOne Funds; Northern Lights

Fund Trust; Satuit Capital Management Trust; Northern

Lights Variable Trust; XTF Advisor Trust; XTF Investor

Trust.

William F. Poppe (49)

Director

2/23/07

Equity/Options Trader,

295 Park Ave. S. Apt. 7D

Madison Proprietary Trading Group, LLC

New York, Ny 10010

Lydia Moore (46)

Director

5/13/02

Insurance Broker

15113 E. Marathon Drive

MD Insurance (2001-present)

Fountain Hills, AZ  85268

Brokerage Director

Brokers Alliance (3/97 - 2003)

Scottsdale, AZ

Dr. Jeffrey Shuster (55)

Director

3/16/86

President & CEO,

32 East Ridge Court

Jeffrey Shuster, DDS, PC

Cheshire, CT 06410

A Professional Corporation

(1981-present)

Barry Ziskin (55) (1) (2)

Director,

9/16/83

President, Ziskin Asset

1819 S. Dobson Rd., #109

President,

Management, Inc. (1975-present)

Mesa, AZ  85202

Treasurer

President, TOP Fund Management,

Inc. (1983-present)

Rochelle Ziskin (53) (1) (3)

Director

4/08/85

Associate Professor (2000-present)

4206 W. 74th Street

Assistant

         Professor (1994-2000)

Prairie Village, KS  66208

Univ. of Missouri – Kansas City

Z-Seven Fund, Inc.

Information about Directors and Officers (Unaudited)(Continued)

David Jones  (50)

Chief

06/07

Principal, Drake and Associates,

719 Sawdust Road Suite 113

Compliance

Compliance Consultants

The Woodlands, TX 77380

Officer

Julia J. Gibbs (27)

Secretary

02/08

Managing Director of Client Services and Compliance,

8730 Stony Point Pkwy, Suite 205

The Commonwealth Companies.

Richmond, VA 23235

(1)

Considered “Interested Persons” of the Fund

(2)

Mr. Ziskin is the principal executive officer and only director of the Fund’s Investment Adviser and its affiliate.

(3)

Ms. Ziskin is the sister of Barry Ziskin.

Z-Seven Fund, Inc.

Expense Examples

December 31, 2007 (Unaudited)

As a shareholder of the Z-Seven Fund, you incur two types of costs: (1) transaction costs and redemption fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2007 through December 31, 2007.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees charged by your insurance contract or separate account.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Z-Seven Fund	Beginning Account Value 7/1/07	Ending Account Value 12/31/07	Expenses Paid During Period 7/1/07 – 12/31/07*	Expense Ratio During Period 7/1/07 – 12/31/07**
Actual	$1,000.00	$925.70	$16.60	3.42%
Hypothetical (5% return before expenses)	$1,000.00	$1,007.96	$17.31	3.42%

*Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).

**Annualized.

Board of Directors

Barry Ziskin

President:

Z-Seven Fund, Inc.

TOP Fund Management, Inc.

Ziskin Asset Management, Inc.

Anthony J. Hertl

Private Investor and Consultant

Lydia Moore

Insurance Broker

William Poppe

Equity, Option & Risk Arbitrage Trader

Dr. Jeffrey Shuster

DDS PC

Private Practice

Rochelle Ziskin

Associate Professor

University of Missouri-Kansas City

Investment Adviser

TOP Fund Management, Inc.

Officers

Barry Ziskin

President & Treasurer

David Jones

Chief Compliance Officer

Julia J. Gibbs

Corporate Secretary

Custodian

State Street Bank & Trust

Boston, Mass.

Transfer Agent

Gemini Fund Services

Omaha, Nebraska

Independent Auditors

Tait, Weller & Baker, LLP

Philadelphia, PA

General Counsel

Blank Rome LLP

New York, NY

Corporate Office

1819 S. Dobson Road, Suite 207

Mesa, AZ 85202

(480) 897-6214

Fax (480) 345-9227

zseven@getnet.com

Z-Seven Fund Privacy Notice

Under a recent Securities and Exchange Commission (“SEC”) regulation, we are required to provide a notice to each of our individual shareholders explaining our policies and practices relating to the disclosure of personal information about you to unrelated third parties.  This regulation, called Regulation S-P, applies to all investment advisers registered with the SEC.  As a general matter, it is and has always been our policy not to disclose information about you in our possession.  We describe these policies in further detail below.

We collect nonpublic personal information about you from the following sources:

•

Information we receive from you on account applications, information forms, and other shareholder interactions;

•

Information about your transactions with us, our affiliates, or others; and

•

Information we may receive from a consumer reporting agency.

We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.

We restrict access to nonpublic personal information about you to those employees who need-to-know that information to provide products or services to you.

We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Z-SEVEN FUND, INC.

1819 S. DOBSON ROAD

SUITE 207

MESA, AZ 85202

(480) 897-6214

FAX (480) 345-9227

                                                                                  1. ACCOUNTING PROCEDURES:

                                               RELIABILITY & CONSERVATISM

                                           2. CONSISTENCY OF OPERATING

                                               EARNINGS GROWTH

                                          3. STRENGTH OF INTERNAL

                                              EARNINGS GROWTH

                                          4.  BALANCE SHEET:

                                               WORKING CAPITAL

                                          5.  BALANCE SHEET:

                                               CORPORATE LIQUIDITY

                                          6.  RECOGNITION:

                                                          OWNER DIVERSIFICATION

                                          7.  VALUE: P/E UNDER 10

tem 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a Code of Ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the "Code of Ethics").

(b) There have been no amendments, during the period covered by this report, to any provisions of the Code of Ethics.

(c) The registrant has not granted any waivers during the period covered by this report from any provisions of the Code of Ethics.

(d) Not applicable.

(e) Not applicable.

(f) A copy of the registrant's Code of Ethics is filed as an exhibit hereto pursuant to Item 12(a). The registrant undertakes to provide a copy of the Code of Ethics to any person, without charge upon written request to the registrant at its address at 1819 South Dobson Road, Suite 207, Mesa, Arizona 85202-5656.

Item 3. Audit Committee Financial Expert.

The registrant's board of directors has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $17,800 for 2006 and $18,700 for 2007.

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item were $0 for 2006 and $0 for 2007.

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $3,200 for 2006 and $3,400 for 2007.

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item were $0 for 2006 and $0 for 2007.

(e)(1) The registrant's Audit Committee pre-approves any audit or non-audit services provided by the independent auditors to the registrant, and pre-approves, if applicable, any non-audit services provided by the independent auditors to the registrant’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

     (b) Not applicable.

     (c) 0%

     (d) Not applicable.

(f)  Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls And Procedures.

(a) Based upon an evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, the registrant's principal executive officer and principal financial officer concluded that the registrant’s disclosure controls and procedures are effective.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

(a)(1) The code of ethics that is the subject of disclosure required by Item 2 is attached hereto as 99.CODE.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.302CERT.

         Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Z SEVEN FUND, INC.

By (Signature and Title) /s/ Barry Ziskin, President

                         ----------------------------------

Date March 7, 2008

     ------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the

Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Barry Ziskin, President

                        ------------------------

Date March 7, 2008